Income Funds - 1997 Annual Report

[LOGO]

INCOME FUNDS

1997 Annual Report

GOVERNMENT INCOME FUND

INTERMEDIATE BOND FUND

ADJUSTABLE RATE MORTGAGE SECURITIES FUND


INSIDE:  ACTION OR REACTION --

Which Guides Your Approach to Investing?


[PICTURE]

[LOGO]


CONTENTS

President's Letter . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
Independent Auditors' Report . . . . . . . . . . . . . . . . . . . . . . . 28
Federal Tax Information  . . . . . . . . . . . . . . . . . . . . . . . . . 29
Shareholder Services . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
Glossary***. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32

GOVERNMENT INCOME FUND

Portfolio Managers' Letter . . . . . . . . . . . . . . . . . . . . . . . . .4
Financial Statements and Notes . . . . . . . . . . . . . . . . . . . . . . 12
Investments in Securities. . . . . . . . . . . . . . . . . . . . . . . . . 25

INTERMEDIATE BOND FUND

Portfolio Managers' Letter . . . . . . . . . . . . . . . . . . . . . . . . .7
Financial Statements and Notes . . . . . . . . . . . . . . . . . . . . . . 12
Investments in Securities. . . . . . . . . . . . . . . . . . . . . . . . . 26

ADJUSTABLE RATE MORTGAGE SECURITIES FUND

Portfolio Managers' Letter . . . . . . . . . . . . . . . . . . . . . . . . 10
Financial Statements and Notes . . . . . . . . . . . . . . . . . . . . . . 12
Investments in Securities. . . . . . . . . . . . . . . . . . . . . . . . . 27


This report is intended for shareholders of Government Income Fund, Intermediate Bond Fund and Adjustable Rate Mortgage Securities Fund, but may also be used as sales literature if preceded or accompanied by a prospectus. The prospectus gives details about the charges, investment results, risks and operating policies of the funds.

*** - This report includes a glossary to help you understand financial terms used in the portfolio managers' letters. When you see this symbol, it indicates a word that is defined in the glossary.

ACTION
--------------------------------------------------------------------------------

WHICH GUIDES YOUR APPROACH TO INVESTING?
The market soars 150 points. The market plummets 150 points. One financial commentator urges investors to sell stocks and buy bonds. Another promotes a "can't miss" investment opportunity. One thing is for sure -- in today's financial markets, it's easy to get the impression that investment experts possess a secret formula for success. Yet many successful investors realize there are no short-term secrets to investing. While others heed market soothsayers and prophets, savvy investors work with investment professionals who help them remain calm in the face of volatility. Guided by long-term investment plans rather than by emotions, these investors stay the course while others react to the latest trend. More important, successful investors employ several time-tested investment strategies to help reach their goals, including diversification and systematic investing.*


--------------------------------------------------------------------------------
WALL STREET'S WILD RIDE
--------------------------------------------------------------------------------
Dow Jones Industrial Average

         8/1                 8194
         8/4                 8198
         8/5                 8188
         8/6                 8259
High     8/6/97             8,259
         8/7                 8188
         8/8                 8031
         8/11                8062
         8/12                7961
         8/13                7928
         8/14                7942
         8/15                7695
         8/18                7803
         8/19                7918
         8/20                8021
         8/21                7894
         8/22                7888
         8/25                7860
         8/26                7782
         8/27                7787
         8/28                7694
         8/29                7622
         9/2                 7880
         9/3                 7895
         9/4                 7867
         9/5                 7822
         9/8                 7835
         9/9                 7852
         9/10                7719
         9/11                7661
         9/12                7743
         9/15                7721
         9/16                7896
         9/17                7886
         9/18                7923
         9/19                7917
         9/22                7997
         9/23                7970
         9/24                7907
         9/25                7848
         9/26                7922
         9/29                7991
         9/30                7945
        10/1                 8016
        10/2                 8028
        10/3                 8039
        10/6                 8100
        10/7                 8178
        10/8                 8095
        10/9                 8061
        10/10                8045
        10/13                8072
        10/14                8096
        10/15                8058
        10/16                7939
        10/17                7847
        10/20                7921
        10/21                8060
        10/22                8035
        10/23                7848
        10/24                7715
        10/27                7161
Low     10/27/97            7,161
        10/28                7498
        10/29                7507
        10/30                7382
        10/31                7442


DO YOUR EXPECTATIONS REFLECT MARKET REALITIES?
Investors' expectations have risen with the market -- and are in sharp contrast to market realities. In the words of Federal Reserve Chairman Alan Greenspan, there is an "irrational exuberance" based on unprecedented growth in recent years. During the past few years, returns -- especially from stocks -- have been much higher than at any other time in history. The chart below shows long-term returns of various securities compared to the highly inflated results of the past year.


--------------------------------------------------------------------------------
SHORT-TERM RETURNS VS. LONG-TERM RETURNS THROUGH SEPTEMBER 30, 1997
--------------------------------------------------------------------------------
The past year has provided investors with unusually high returns


[EDGAR REPRESENTATION OF GRAPH]

                                     THE PAST YEAR            PAST 71 YEARS
                                     total return          average annualized
                                                         total return, 1926-1997

Large-Company Stocks                    40.49%                   10.98%
Long-Term Corporate Bonds               12.67%                    5.67%

Source: Ibbotson Associates. Past performance does not guarantee future results. Stocks generally exhibit more volatility than bonds.


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

OR REACTION
--------------------------------------------------------------------------------

What actions do successful investors take to weather the market's normal ups and downs? First, they realize that markets move in cycles. In addition, they diversify their holdings among a mix of funds that mirror their investment objectives and risk tolerance and continue to purchase fund shares systematically. By investing regularly* -- consistently buying shares through market fluctuations -- educated investors steadily increase the number of shares they own, while evening out their average cost per share over time.

THE MISGUIDED REACTIVE INVESTOR
The reactive investor believes that a shortcut to success is to chase today's best-performing funds. After all, what could go wrong when you invest in these winners? Plenty. The lure of a quick profit could fade to the reality of poor returns for reactive investors who buy in at the peak of a fund's rally. They often buy when prospects look bright and sell when prices drop -- behavior that can devastate an investor's returns even while the market makes solid gains.

In contrast, educated investors don't succumb to emotions that could undermine rational decisions. They're aware that few, if any, mutual funds can significantly outperform their peers year after year. They also realize that long-term investing helps reduce volatility. A buy-and-hold philosophy protects investors against wild swings triggered by short-term market fluctuations -- and helps them sleep better at night, too.

IT'S A FACT: INVESTORS PROFIT FROM THEIR ACTIONS, NOT THEIR REACTIONS
If you want to be successful in the financial marketplace, don't be swayed by emotions or speculation. Keep in mind that markets change daily, yet your goals may not change for years. Work with your Piper Jaffray Investment Executive to develop an investment plan or to fine-tune your investment strategies as your objectives change. A professional can help you ignore short-term volatility and focus on long-term results. Your actions -- not your reactions -- ultimately represent the difference between getting by ... and getting ahead.


* Keep in mind, investing regularly does not assure a profit and does not protect against loss in declining markets.


TAKE THE GUESSWORK OUT OF INVESTING WITH THESE TRIED-AND-TRUE INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

X GET AN INVESTMENT PLAN An investment plan maps out your goals and identifies effective ways to pursue them.

X INVEST SYSTEMATICALLY* Systematic investing is an effective way to build wealth over time and helps you avoid hitting only market peaks and valleys.

X DIVERSIFY Diversification helps reduce volatility within your portfolio and may also give you better long-term results.

X REASSESS YOUR RISK TOLERANCE Life's events may affect the amount of risk that's comfortable.

A "BUY-AND-HOLD" PHILOSOPHY HELPS REDUCE YOUR RISK
--------------------------------------------------------------------------------
Your chance of losing money decreases the longer you hold stocks

[EDGAR REPRESENTATION OF GRAPH]

HOLDING STOCKS FOR ONE YEAR                                                29%
HOLDING STOCKS FOR FIVE YEARS                                              11%
HOLDING STOCKS FOR 10 YEARS                                                 3%

Source: Based on rolling annual returns of the S&P 500 Index through 1996. The S&P 500 is an unmanaged index of large-capitalization stocks. Past performance does not guarantee future results.

PRESIDENT'S LETTER
--------------------------------------------------------------------------------

[PHOTO]
PAUL A. DOW, CFA
-------------------------------------------------------------------------------
President
Piper Funds

November 13, 1997
--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:

An athlete is sometimes said to be "in the zone." That's the time when the difficult seems easy, the fast seems slow; essentially, the time when everything comes together and performance soars. For the last few years, the investment environment has been in the zone. The economy has maintained a steady growth rate without increasing inflationary pressures. In fact, economic prognosticators have consistently underestimated growth and overestimated inflation - traditionally considered an impossible feat.

Fixed income investors have fared well during this period with broad bond market total returns between 8% and 10%, annualized, for the past three years. Returns have been attractive, although low compared to investor expectations and stock performance and have been helped by steadily declining inflation expectations. Non-government issues have further benefited from investors' increasing degree of comfort with credit risk. As a result, the amount of additional yield required by investors to take on credit risk has declined, as illustrated by the chart on the following page. This is a normal occurrence during a period of economic growth, but is not sustainable permanently.

This attractive environment for fixed income investors has not been without setbacks, however. The year started in an interest rate environment that was particularly good until February, when a series of stronger-than-expected economic reports raised inflation concerns among investors and caused interest rates to rise and bond prices to fall. Then in March, in a pre-emptive strike against inflation, the Federal Reserve Board raised the federal funds rate by a quarter of one percent. General bond market indexes finished the first calendar quarter with slightly negative total returns in the -0.50% to -0.90% range. The bond market made a strong rebound during the next quarter, helped along by decelerating inflation and signs of a slowing economy. The market sustained this rally throughout the fall.

During this time of buoyant investor confidence, it is important to be watchful of significant changes that may alter the generally positive condition of the U.S. investment environment. Late last month, we watched as turmoil in Hong Kong dramatically affected our own markets. While the recent events in Southeast Asia may seem irrelevant to the U.S. bond market, it's important to pay attention to the long-term implications. For example, the deflation experienced in Japan last month is spreading to other countries in the region, leading to overcapacity in the goods they produce. This could result in lower global growth and interest rates - as well as a slowing U.S. economy, which could jeopardize corporate earnings growth and send a wave of defensive buying activity into the bond markets.


--------------------------------------------------------------------------------

                                            2  1997 Annual Report - Income Funds

--------------------------------------------------------------------------------

When markets change, it is important to clearly understand, and be disciplined in, your investment strategy. At Piper Funds, we believe that maintaining sound, disciplined investment strategies is essential to achieving consistent, competitive performance in an ever-changing environment. We also believe in providing a higher level of quality service to shareholders. That means going the extra step to make sure you understand your investments. Take a look at the fund prospectus that accompanies this shareholder report. We've revised it to make it simpler and easier to read. We hope the information in your new prospectus, and in this shareholder report, is useful to you, and we look forward to continuing to provide you with exceptional service. Thank you for your continued confidence in the Piper Funds family.


Sincerely,



/s/ Paul A. Dow

Paul A. Dow
President, Piper Funds


--------------------------------------------------------------------------------
BOND YIELD SPREAD
--------------------------------------------------------------------------------
BAA Less AAA (Corporate Bonds)


[GRAPH -  PLOT POINTS TO COME]



Sources: Moody's Investors Service - Copyright-C-1997 Crandall, Pierce & Company


--------------------------------------------------------------------------------

                                            3  1997 Annual Report - Income Funds

GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

[PHOTO]
BRUCE SALVOG
shares responsibility for the management of Government Income Fund. He has 27 years of financial experience.
--------------------------------------------------------------------------------


November 13, 1997
--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:

FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 1997, GOVERNMENT INCOME FUND RECORDED A 10.49%* TOTAL RETURN WITH ALL DISTRIBUTIONS REINVESTED, BUT NOT INCLUDING THE FUND'S SALES CHARGE. The fund outperformed its benchmark,*** the Merrill Lynch 5-10 Year Treasury Index (9.64%)** and the Lipper U.S. Mortgage Funds Average (9.15%).+ Security selection, asset allocation and decisions affecting effective duration*** were largely responsible for the fund's relatively strong investment results.

THE FUND ENJOYED SOLID PERFORMANCE FROM SEVERAL DIFFERENT SECTORS. In March, as interest rates rose, our overweighting*** in mortgage-backed securities proved beneficial to the fund. When rates rise, mortgage-backed securities typically outperform Treasuries. In July, as interest rates declined on news the economy was slowing, the fund realized good performance from its exposure to Z-bonds and U.S. Treasuries. Both tend to be more sensitive to interest-rate changes than other fixed income securities. During the year, the fund enjoyed good investment results from its positions in discount*** and seasoned*** premium mortgage securities. Seasoned premium mortgage-backed securities provide relatively high predictable income, while discount mortgage securities tend to appreciate more than other mortgage-backed securities when interest rates decline.


--------------------------------------------------------------------------------
PERFORMANCE THROUGH SEPTEMBER 30, 1997*
--------------------------------------------------------------------------------
Growth of $10,000 Invested Since Inception

            Government Income
          Fund, reflects the      Merrill Lynch          Lipper
                fund's 2%          5-10 Year          U.S. Mortgage
            sales charge++     Treasury Index**      Funds Average+

 3/87              9,800              10,000              10,000
 3/87              9,790              10,000              10,000
 4/87              9,562               9,700               9,712
 5/87              9,524               9,644               9,678
 6/87              9,715               9,757               9,818
 7/87              9,643               9,721               9,836
 8/87              9,521               9,630               9,779
 9/87              9,184               9,371               9,523
10/87              9,662               9,798               9,843
11/87              9,721               9,838               9,947
12/87              9,841               9,978              10,066
 1/88             10,241              10,371              10,411
 2/88             10,352              10,512              10,528
 3/88             10,194              10,366              10,439
 4/88             10,107              10,309              10,395
 5/88             10,005              10,189              10,328
 6/88             10,317              10,451              10,567
 7/88             10,326              10,374              10,539
 8/88             10,295              10,373              10,546
 9/88             10,483              10,646              10,771
10/88             10,645              10,846              10,969
11/88             10,595              10,667              10,840
12/88             10,544              10,659              10,805
 1/89             10,654              10,809              10,942
 2/89             10,650              10,696              10,871
 3/89             10,637              10,770              10,886
 4/89             10,788              11,005              11,078
 5/89             10,944              11,344              11,349
 6/89             11,109              11,739              11,619
 7/89             11,252              12,061              11,818
 8/89             11,134              11,780              11,683
 9/89             11,166              11,827              11,735
10/89             11,395              12,153              11,980
11/89             11,501              12,286              12,102
12/89             11,584              12,288              12,158
 1/90             11,370              12,106              12,043
 2/90             11,429              12,100              12,089
 3/90             11,411              12,105              12,105
 4/90             11,220              11,956              11,992
 5/90             11,616              12,316              12,329
 6/90             11,830              12,518              12,512
 7/90             12,036              12,716              12,705
 8/90             11,872              12,505              12,594
 9/90             11,969              12,632              12,691
10/90             12,146              12,861              12,820
11/90             12,382              13,162              13,086
12/90             12,593              13,385              13,290
 1/91             12,797              13,540              13,448
 2/91             12,892              13,599              13,534
 3/91             12,941              13,648              13,618
 4/91             13,073              13,796              13,753
 5/91             13,169              13,861              13,834
 6/91             13,091              13,819              13,839
 7/91             13,361              13,997              14,044
 8/91             13,680              14,355              14,323
 9/91             14,065              14,733              14,597
10/91             14,274              14,888              14,781
11/91             14,424              15,076              14,905
12/91             14,985              15,680              15,290
 1/92             14,431              15,306              15,075
 2/92             14,539              15,386              15,186
 3/92             14,361              15,255              15,097
 4/92             14,499              15,368              15,222
 5/92             14,936              15,692              15,482
 6/92             15,184              15,989              15,697
 7/92             15,362              16,457              15,910
 8/92             15,556              16,670              16,078
 9/92             15,692              16,985              16,230
10/92             15,243              16,667              16,006
11/92             15,270              16,559              16,026
12/92             15,641              16,863              16,258
 1/93             16,030              17,330              16,544
 2/93             16,231              17,741              16,757
 3/93             16,300              17,825              16,822
 4/93             16,376              17,980              16,907
 5/93             16,378              17,948              16,943
 6/93             16,798              18,407              17,192
 7/93             16,985              18,450              17,275
 8/93             17,327              18,894              17,458
 9/93             17,288              19,027              17,463
10/93             17,352              19,049              17,508
11/93             17,074              18,799              17,368
12/93             17,212              18,883              17,481
 1/94             17,508              19,169              17,669
 2/94             16,975              18,662              17,424
 3/94             16,297              18,139              16,928
 4/94             15,919              17,961              16,658
 5/94             15,861              17,963              16,621
 6/94             15,711              17,900              16,582
 7/94             16,126              18,242              16,843
 8/94             16,142              18,287              16,876
 9/94             15,694              17,964              16,637
10/94             15,597              17,903              16,572
11/94             15,500              17,840              16,517
12/94             15,647              17,978              16,632
 1/95             16,001              18,353              16,939
 2/95             16,524              18,863              17,342
 3/95             16,665              18,965              17,412
 4/95             16,941              19,273              17,636
 5/95             17,705              20,224              18,194
 6/95             17,684              20,408              18,292
 7/95             17,641              20,281              18,286
 8/95             17,837              20,547              18,473
 9/95             18,028              20,773              18,626
10/95             18,225              21,117              18,804
11/95             18,488              21,518              19,036
12/95             18,750              21,846              19,279
 1/96             18,869              21,999              19,392
 2/96             18,498              21,441              19,143
 3/96             18,413              21,203              19,042
 4/96             18,268              20,982              18,950
 5/96             18,229              20,878              18,869
 6/96             18,565              21,191              19,091
 7/96             18,589              21,220              19,145
 8/96             18,567              21,137              19,127
 9/96             18,926              21,556              19,430
10/96             19,418              22,113              19,828
11/96             19,782              22,599              20,131
12/96             19,543              22,239              19,981
 1/97             19,579              22,262              20,086
 2/97             19,616              22,245              20,135
 3/97             19,278              21,921              19,930
 4/97             19,711              22,299              20,233
 5/97             19,859              22,512              20,401
 6/97             20,143              22,784              20,631
 7/97             20,832              23,554              21,085
 8/97             20,576              23,222              20,968
 9/97             20,913              23,635              21,225


** An unmanaged index, that includes no expenses or transaction charges, of all U.S. Treasury bonds that have maturities of five to 10 years.

+ The average total return, not including sales charges, of similar funds as characterized by Lipper Analytical Services.

--------------------------------------------------------------------------------
Average Annualized Total Returns
Includes 2% maximum sales charge++


One Year                                                                 8.28%
------------------------------------------------------------------------------
Five Year                                                                5.48%
------------------------------------------------------------------------------
Ten Year                                                                 8.35%
------------------------------------------------------------------------------
Since Inception (3/16/87)                                                7.24%
------------------------------------------------------------------------------

* PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Neither safety of principal nor stability of income is guaranteed. During most periods, the fund's advisor waived or paid certain expenses and/or the fund's distributor voluntarily waived certain 12b-1 fees. Without waivers, returns would have been lower.

All fund and benchmark returns include reinvested distributions.

++ Effective February 18, 1997, the fund's maximum sales charge was changed from 4% to 2%.


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.


--------------------------------------------------------------------------------

                                            4  1997 Annual Report - Income Funds

--------------------------------------------------------------------------------

[PHOTO]
DAVID STEELE
shares responsibility for the management of Government Income Fund. He has 18 years of financial experience.
--------------------------------------------------------------------------------

WE MADE SEVERAL DECISIONS REGARDING EFFECTIVE DURATION THAT HAD A FAVORABLE IMPACT ON PERFORMANCE. Our decision to extend the fund's average effective duration in late April helped performance, as interest rates trended lower through July. The decline in rates was due to key reports that showed the economy was slowing as well as the Federal Reserve Board's decision to leave short-term interest rates unchanged following its July Federal Open Market Committee meeting. The announcement came at a time when economists were generally divided on whether the Fed would raise rates to keep inflation subdued. In late July, we shortened the fund's duration to help protect shareholder capital in anticipation of higher interest rates. This strategy also helped performance as stronger-than-expected economic reports in August caused rates to edge higher.

THE FUND'S PORTFOLIO INCLUDED A WIDE VARIETY OF INVESTMENT VEHICLES THROUGHOUT THE PERIOD. On September 30, 1997, approximately 82% of the fund's total assets were invested in U.S. agency mortgage-backed securities. Mortgage-backed securities include bonds issued by the Government National Mortgage Association (Ginnie Maes), Federal National Mortgage Association (Fannie Maes) and Federal Home Loan Mortgage Corporation (Freddie Mac). The fund had 11% in U.S. Treasury notes and 4% in U.S. agency debentures. We continued to maintain a modest 5% to 10% position in the dollar-roll program.*** This program allows the fund to generate fee income by committing to pay for securities in the future at today's price. The dollar-roll program tends to increase the number of assets exposed to interest rate risk, and, therefore, increase volatility of the fund's net asset value. Our position in the program is modest compared to the past, as the current interest rate environment makes participation less compelling.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
As a percentage of total assets on September 30, 1997


[EDGAR REPRESENTATION OF CHART]

U.S. Agency Inverse Interest-Only Securities                                1%
--------------------------------------------------------------------------------
U.S. Agency Fixed Rate Mortgage-Backed Securities                          60%
--------------------------------------------------------------------------------
U.S. Agency Z-Bond Securities                                              14%
--------------------------------------------------------------------------------
U.S. Agency Debentures                                                      4%
--------------------------------------------------------------------------------
U.S. Treasury Securities                                                   11%
--------------------------------------------------------------------------------
U.S. Agency CMOs - Fixed                                                    6%
--------------------------------------------------------------------------------
U.S. Agency Inverse Floating Rate Securities                                1%
--------------------------------------------------------------------------------
Short-Term                                                                  2%
--------------------------------------------------------------------------------
Other Assets                                                                1%
--------------------------------------------------------------------------------


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.


--------------------------------------------------------------------------------

                                            5  1997 Annual Report - Income Funds

--------------------------------------------------------------------------------

LOOKING AHEAD, BONDS MAY COME UNDER PRESSURE NEAR TERM IF THE ECONOMY CONTINUES TO SHOW ROBUST GROWTH, BUT WE BELIEVE THE LONGER-TERM OUTLOOK IS FAVORABLE BECAUSE INFLATION IS STILL BENIGN. Moreover, real interest rates on bonds, which equal current yields minus inflation, are at historically high levels. Given this scenario, we intend to maintain our neutral effective duration compared to the fund's benchmark in the coming weeks. Should yields move higher, we may extend the fund's effective duration to enhance its long-term income-producing potential.

Thank you for your investment in Government Income Fund. We appreciate the opportunity to serve your investment needs.

Sincerely,



/s/ Bruce Salvog                  /s/ David Steele

Bruce Salvog                      David Steele
Portfolio Manager                 Portfolio Manager


--------------------------------------------------------------------------------

                                            6  1997 Annual Report - Income Funds

INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

[PHOTO]
WORTH BRUNTJEN
shares responsibility for the management of Intermediate Bond Fund. Bruntjen will be leaving Piper Capital Management on January 1, 1998, and will no longer be part of the fund's management team.
--------------------------------------------------------------------------------


November 13, 1997
--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:

FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 1997, INTERMEDIATE BOND FUND CLASS A RECORDED AN 8.29%* TOTAL RETURN WITH ALL DISTRIBUTIONS REINVESTED, BUT NOT INCLUDING THE FUND'S SALES CHARGE. This compares to 8.87% gains from both the Lehman Brothers Intermediate Aggregate Index** and the Lipper Intermediate Investment-Grade Debt Funds Average.+ We attribute the fund's underperformance compared to the Lipper average to shorter duration*** bonds held by the fund. The targeted effective duration of this fund is shorter than that of the average fund in the Lipper category. This means that the fund is less sensitive to changing interest rates than the average fund in its category.

EARLY IN THE PERIOD, THE FUND HAD A SUBSTANTIAL POSITION IN U.S. AGENCY FIXED-RATE, MORTGAGE-BACKED SECURITIES, WHICH GENERALLY PERFORM BETTER THAN OTHER FIXED INCOME SECURITIES IN PERIODS OF INCREASING INTEREST RATES, AS WE SAW EARLY IN 1997. Midway through the year, the fund reduced its position in mortgage-backed securities and began to increase its exposure to corporate bonds. This decision


--------------------------------------------------------------------------------
PERFORMANCE THROUGH SEPTEMBER 30, 1997*
--------------------------------------------------------------------------------
Growth of $10,000 Invested Since Inception

              Intermediate                              Lipper
                Bond Fund                            Intermediate
          class A, reflects      Lehman Brothers   Investment-Grade
              the fund's         Intermediate             Debt
            2% sales charge++  Aggregate Index**    Funds Average+

 7/88               9,800              10,000              10,000
 7/88               9,761              10,000              10,000
 8/88               9,766              10,017              10,012
 9/88               9,958              10,217              10,193
10/88              10,102              10,385              10,341
11/88               9,987              10,275              10,248
12/88               9,982              10,263              10,264
 1/89              10,099              10,395              10,384
 2/89              10,043              10,344              10,340
 3/89              10,027              10,378              10,364
 4/89              10,220              10,587              10,545
 5/89              10,477              10,837              10,758
 6/89              10,736              11,108              11,017
 7/89              10,912              11,344              11,220
 8/89              10,778              11,197              11,083
 9/89              10,848              11,259              11,138
10/89              11,082              11,504              11,357
11/89              11,219              11,619              11,438
12/89              11,297              11,664              11,460
 1/90              11,224              11,587              11,350
 2/90              11,286              11,639              11,387
 3/90              11,292              11,659              11,392
 4/90              11,252              11,595              11,307
 5/90              11,522              11,889              11,580
 6/90              11,713              12,058              11,741
 7/90              11,918              12,242              11,897
 8/90              11,865              12,162              11,785
 9/90              11,965              12,258              11,849
10/90              12,091              12,399              11,945
11/90              12,313              12,614              12,159
12/90              12,478              12,801              12,318
 1/91              12,717              12,955              12,445
 2/91              12,846              13,061              12,560
 3/91              12,964              13,150              12,655
 4/91              13,095              13,285              12,802
 5/91              13,177              13,379              12,885
 6/91              13,196              13,390              12,889
 7/91              13,407              13,568              13,037
 8/91              13,658              13,822              13,315
 9/91              13,975              14,068              13,574
10/91              14,165              14,256              13,719
11/91              14,355              14,396              13,850
12/91              14,688              14,715              14,268
 1/92              14,560              14,570              14,083
 2/92              14,715              14,658              14,152
 3/92              14,763              14,589              14,098
 4/92              14,887              14,724              14,189
 5/92              15,156              14,965              14,445
 6/92              15,427              15,169              14,658
 7/92              15,925              15,405              15,003
 8/92              16,186              15,576              15,140
 9/92              16,448              15,753              15,336
10/92              16,256              15,574              15,110
11/92              16,292              15,555              15,080
12/92              16,481              15,761              15,303
 1/93              17,129              16,030              15,621
 2/93              17,721              16,247              15,926
 3/93              17,970              16,325              16,009
 4/93              18,159              16,439              16,130
 5/93              18,243              16,451              16,131
 6/93              18,589              16,660              16,425
 7/93              18,798              16,710              16,521
 8/93              19,024              16,906              16,825
 9/93              19,251              16,956              16,885
10/93              19,290              17,003              16,955
11/93              19,060              16,932              16,815
12/93              19,054              17,030              16,911
 1/94              19,210              17,211              17,126
 2/94              18,887              17,008              16,819
 3/94              17,446              16,672              16,404
 4/94              15,224              16,556              16,172
 5/94              14,505              16,587              16,114
 6/94              14,172              16,576              16,068
 7/94              14,577              16,847              16,322
 8/94              14,690              16,900              16,371
 9/94              14,120              16,716              16,179
10/94              13,704              16,712              16,146
11/94              13,445              16,645              16,092
12/94              13,653              16,729              16,171
 1/95              13,844              17,038              16,422
 2/95              14,315              17,419              16,768
 3/95              14,511              17,512              16,870
 4/95              14,822              17,740              17,109
 5/95              15,652              18,282              17,711
 6/95              15,854              18,398              17,820
 7/95              15,747              18,411              17,791
 8/95              16,111              18,587              18,000
 9/95              16,400              18,731              18,171
10/95              16,552              18,925              18,396
11/95              16,768              19,162              18,655
12/95              17,010              19,376              18,897
 1/96              17,107              19,536              19,030
 2/96              16,988              19,332              18,725
 3/96              16,933              19,243              18,605
 4/96              16,856              19,181              18,509
 5/96              16,801              19,152              18,481
 6/96              17,014              19,377              18,692
 7/96              17,083              19,439              18,743
 8/96              17,087              19,449              18,738
 9/96              17,331              19,740              19,049
10/96              17,652              20,103              19,437
11/96              17,858              20,377              19,762
12/96              17,760              20,257              19,604
 1/97              17,843              20,362              19,673
 2/97              17,902              20,411              19,723
 3/97              17,752              20,252              19,537
 4/97              17,979              20,521              19,782
 5/97              18,114              20,701              19,959
 6/97              18,298              20,911              20,183
 7/97              18,673              21,322              20,689
 8/97              18,595              21,237              20,529
 9/97              18,768              21,492              20,810


** An unmanaged index, that includes no expenses or transaction charges, consisting of one- to 10-year government and corporate securities and all of the mortgage- and asset-backed securities in the Lehman Brothers Aggregate Index.

+ The average total return, not including sales charges, of similar funds as characterized by Lipper Analytical Services.


Class A Average Annualized Total Returns
Includes 2% maximum sales charge++

One Year                                                                  6.13%
--------------------------------------------------------------------------------
Five Year                                                                 2.26%
--------------------------------------------------------------------------------
Since Inception (7/11/88)                                                 7.06%
--------------------------------------------------------------------------------

Class Y Cumulative Total Returns
Sales charges do not apply to class Y shares.

Since Inception (2/18/97)                                                 4.58%
--------------------------------------------------------------------------------

* PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Neither safety of principal nor stability of income is guaranteed. During most periods, the fund's advisor waived or paid certain expenses and/or the fund's distributor voluntarily waived certain 12b-1 fees. Without waivers, the class A returns would have been lower.

All fund and benchmark returns include reinvested distributions.

++ Effective September 12 1996, the fund's maximum sales charge was changed from 1.5% to 2%.

*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.


--------------------------------------------------------------------------------

                                            7  1997 Annual Report - Income Funds

--------------------------------------------------------------------------------

[PHOTO]
BRUCE SALVOG
shares responsibility for the management of Intermediate Bond Fund. He has 27 years of financial experience.
--------------------------------------------------------------------------------

proved beneficial to the fund as corporate bonds recorded attractive investment results compared to other fixed income securities. Late in the period, the fund also benefited from its position in discount*** and seasoned*** premium mortgage-backed securities. Seasoned premium mortgage-backed securities provide relatively high predictable income, while discount mortgage securities tend to appreciate more than other mortgage-backed securities when interest rates decline.

THE FUND'S DURATION STRATEGY SERVED SHAREHOLDERS WELL ON SEVERAL OCCASIONS DURING THE PERIOD. In March, our decision to maintain a lower effective duration compared to that of the fund's benchmark*** helped protect shareholder capital as interest rates rose. The rise in rates was largely precipitated by a 0.25% interest rate increase by the Federal Reserve Board on March 25. It was the Fed's first rate hike in more than two years. From late April through July, the fund's effective duration was longer than that of its benchmark, which helped performance as interest rates declined on news that inflation was slowing. Also helping the market in July was the Fed's announcement that it would not raise interest rates following weeks of speculation by many economists that a change in monetary policy was likely. The market received an additional boost thanks to favorable comments that Fed Chairman Alan Greenspan made about the stock market during testimony before the Senate. In late July, our decision to shorten the fund's effective duration contributed to its investment results following the release of stronger-than-expected economic data in August and a modest rise in interest rates.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
As a percentage of total assets on September 30, 1997


[EDGAR REPRESENTATION OF CHART]

U.S. Agency Debentures                                                       9%
--------------------------------------------------------------------------------
U.S. Treasury Securities                                                    27%
--------------------------------------------------------------------------------
U.S. Agency Fixed Rate Mortgage-Backed Securities                           27%
--------------------------------------------------------------------------------
Corporate Bonds                                                             27%
--------------------------------------------------------------------------------
Asset-Backed Securities                                                      6%
--------------------------------------------------------------------------------
Short-Term                                                                   3%
--------------------------------------------------------------------------------
Other Assets                                                                 1%
--------------------------------------------------------------------------------

*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.


--------------------------------------------------------------------------------

                                            8  1997 Annual Report - Income Funds

--------------------------------------------------------------------------------

[PHOTO]
DAVID STEELE
shares responsibility for the management of Intermediate Bond Fund. He has 18 years of financial experience.
--------------------------------------------------------------------------------

WE CONTINUE TO HAVE A FAVORABLE OUTLOOK FOR THE FUND. Although the economy is robust and the Fed may raise short-term interest rates in the coming months due to the current strength of the economy, we believe inflation is still under control. Inflation-adjusted yields remain at historically attractive levels. We intend to maintain our overweighting*** in corporate bonds and our exposure to discount and seasoned premium mortgage-backed securities. Should rates move appreciably higher near-term, we intend to increase the fund's effective duration to secure higher yields.

Thank you for your investment in Intermediate Bond Fund. We appreciate the opportunity to help you pursue your investment goals.


Sincerely,



/s/ Worth Bruntjen           /s/ Bruce Salvog              /s/ David Steele

Worth Bruntjen               Bruce Salvog                  David Steele
Portfolio Manager            Portfolio Manager             Portfolio Manager

*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.


--------------------------------------------------------------------------------

                                            9  1997 Annual Report - Income Funds

ADJUSTABLE RATE MORTGAGE SECURITIES FUND
--------------------------------------------------------------------------------

[PHOTO]
TOM MCGLINCH, CFA
shares responsibility for the management of Adjustable Rate Mortgage Securities Fund. He has 16 years of financial experience.
--------------------------------------------------------------------------------


November 13, 1997
--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:

ADJUSTABLE RATE MORTGAGE SECURITIES FUND PROVIDED A TOTAL RETURN OF 7.16%* FOR THE YEAR ENDED SEPTEMBER 30, 1997. This return reflects reinvested distributions but not the fund's sales charge. Your fund's performance surpassed the Lipper Adjustable Rate Mortgage Funds Average+ return of 6.46% during the period. The fund's market-based benchmark,*** the Lehman Brothers Adjustable Rate Mortgage Index,** returned 8.03%. The fund's strong performance compared to Lipper was primarily due to its allocation to fixed rate assets and its high income. In addition, we believe the fund had a longer effective duration*** than that of the average fund in the Lipper average.

DURING THE PERIOD, WE FOCUSED ON SECURITIES THAT OFFER ATTRACTIVE CURRENT INCOME RATHER THAN POTENTIAL PRICE APPRECIATION, AND THAT IS THE PRIMARY REASON THE FUND UNDERPERFORMED ITS BENCHMARK INDEX. To maintain an attractive current yield, we avoided new adjustable rate mortgage securities (ARMs) with lower "teaser" rates in favor of securities whose coupons have reset to reflect prevailing interest rates.

SHORT-TERM INTEREST RATES REMAINED IN A RELATIVELY NARROW RANGE FOR THE PERIOD, WITH THE TWO-YEAR TREASURY TRADING BETWEEN 5.5% AND 6.5%. This allowed the fund to maintain an attractive yield and stable net asset value. If rates had jumped significantly, our ARM securities' periodic rate caps may have prevented us from taking advantage of the higher rates. Conversely, a sharp drop in rates might have hurt our securities' prices with market worries about homeowners prepaying ARMs to refinance at a lower rate.


--------------------------------------------------------------------------------
PERFORMANCE THROUGH SEPTEMBER 30, 1997*
--------------------------------------------------------------------------------
Growth of $10,000 Invested Since Inception

             Adjustable Rate
               Mortgage
           Securities Fund,                             Lipper
             reflects the       Lehman Brothers     Adjustable Rate
                fund's 2%       Adjustable Rate         Mortgage
            sales charge++     Mortgage Index**      Funds Average+

 1/92               9,800              10,000              10,000
 1/92               9,790              10,000              10,000
 2/92               9,780               9,957              10,041
 3/92               9,707               9,918              10,060
 4/92               9,799              10,026              10,115
 5/92               9,953              10,117              10,184
 6/92              10,087              10,222              10,253
 7/92              10,149              10,267              10,279
 8/92              10,338              10,354              10,330
 9/92              10,390              10,410              10,377
10/92              10,314              10,325              10,369
11/92              10,292              10,340              10,389
12/92              10,312              10,437              10,446
 1/93              10,496              10,544              10,496
 2/93              10,632              10,636              10,554
 3/93              10,681              10,684              10,583
 4/93              10,738              10,747              10,627
 5/93              10,818              10,773              10,648
 6/93              10,888              10,886              10,710
 7/93              10,935              10,936              10,747
 8/93              10,982              11,002              10,795
 9/93              11,041              11,004              10,819
10/93              11,112              11,009              10,836
11/93              11,115              10,979              10,832
12/93              11,148              11,061              10,857
 1/94              11,321              11,135              10,899
 2/94              11,110              11,100              10,896
 3/94              10,790              11,012              10,849
 4/94              10,727              10,954              10,801
 5/94              10,656              10,945              10,772
 6/94              10,620              10,969              10,783
 7/94              10,656              11,036              10,818
 8/94              10,644              11,090              10,827
 9/94              10,608              11,044              10,795
10/94              10,535              11,036              10,769
11/94              10,477              11,005              10,694
12/94              10,419              11,062              10,630
 1/95              10,631              11,246              10,673
 2/95              10,783              11,472              10,766
 3/95              10,885              11,527              10,833
 4/95              10,938              11,649              10,898
 5/95              11,054              11,838              11,022
 6/95              11,121              11,886              11,018
 7/95              11,174              11,929              11,045
 8/95              11,222              12,002              11,108
 9/95              11,299              12,087              11,144
10/95              11,365              12,162              11,155
11/95              11,434              12,265              11,229
12/95              11,519              12,358              11,278
 1/96              11,603              12,445              11,351
 2/96              11,632              12,474              11,360
 3/96              11,686              12,496              11,386
 4/96              11,712              12,512              11,422
 5/96              11,753              12,528              11,463
 6/96              11,823              12,617              11,533
 7/96              11,880              12,679              11,579
 8/96              11,940              12,755              11,630
 9/96              12,042              12,854              11,711
10/96              12,161              13,000              11,813
11/96              12,253              13,125              11,889
12/96              12,297              13,167              11,918
 1/97              12,370              13,243              12,008
 2/97              12,431              13,317              12,064
 3/97              12,460              13,343              12,096
 4/97              12,533              13,447              12,181
 5/97              12,610              13,530              12,250
 6/97              12,703              13,619              12,325
 7/97              12,796              13,737              12,418
 8/97              12,811              13,772              12,449
 9/97              12,904              13,885              12,499


** An unmanaged index, which includes no expenses or transaction charges, of U.S. agency adjustable rate mortgage securities.

+ The average total return, not including sales charges, of similar funds as characterized by Lipper Analytical Services.


Average Annualized Total Returns
Includes 2% maximum sales charge++

One Year                                                                 5.02%
--------------------------------------------------------------------------------
Five Year                                                                4.01%
--------------------------------------------------------------------------------
Since Inception (1/30/92)                                                4.60%
--------------------------------------------------------------------------------

* PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Neither safety of principal nor stability of income is guaranteed. Performance prior to September 1, 1995, reflect historical net asset value performance of American Adjustable Rate Term Trust 1998, the fund's predecessor for financial reporting purposes. During most periods, the fund's advisor waived or paid certain expenses and/or the fund's distributor voluntarily waived certain 12b-1 fees. Without waivers, returns would have been lower.

All fund and benchmark returns include reinvested distributions.

++ Effective February 18, 1997, the fund's maximum sales charge was changed from 1.5% to 2%.

*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.


--------------------------------------------------------------------------------

                                           10  1997 Annual Report - Income Funds

--------------------------------------------------------------------------------

[PHOTO]
WAN-CHONG KUNG, CFA
shares responsibility for the management of Adjustable Rate Mortgage Securities Fund. She has five years of financial experience.
--------------------------------------------------------------------------------

OVER THE PERIOD, WE INCREASED THE FUND'S HOLDINGS OF FIXED RATE MORTGAGE SECURITIES TO BENEFIT FROM FALLING INTEREST RATES. Fixed rate securities are more sensitive than ARMs to interest rate movements, and when rates fall, the prices of such securities generally rise (the reverse is also true). We increased our fixed rate allocation from about 17% at the start of the period to 22% on September 30, and because rates came down during that time, our strategy paid off. We believe the larger percentage of fixed rate securities is one reason we outperformed many of our peers during the period.

GOING FORWARD, WE EXPECT FAVORABLE ECONOMIC CONDITIONS TO CONTINUE, BUT WE ARE WATCHING CLOSELY FOR SIGNS OF CHANGE. Low unemployment and growing incomes suggest that the economy will continue to grow. Inflation has remained low and there are signs that pent-up demand in key economic sectors such as housing and autos has been met. However, we think the Federal Reserve may be more likely to raise rates rather than lower them, though such a move may not occur right away. We will continue to monitor events and manage your fund accordingly.

Thank you for investing in Adjustable Rate Mortgage Securities Fund. We are pleased to have provided you with a competitive return for the period, and we will continue to deliver high-quality investment management and service.


Sincerely,



/s/ Tom McGlinch                       /s/ Wan-Chong Kung

Tom McGlinch                           Wan-Chong Kung
Portfolio Manager                      Portfolio Manager


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
As a percentage of total assets on September 30, 1997


[EDGAR REPRESENTATION OF CHART]

U.S. Agency Fixed Rate Mortgage-Backed Securities                          22%
--------------------------------------------------------------------------------
U.S. Agency Adjustable Rate Mortgage-Backed Securities                     63%
--------------------------------------------------------------------------------
U.S. Treasury Securities                                                    2%
--------------------------------------------------------------------------------
Private Adjustable Rate Mortgage-Backed Securities                          9%
--------------------------------------------------------------------------------
Short-Term                                                                  3%
--------------------------------------------------------------------------------
Other Assets                                                                1%
--------------------------------------------------------------------------------


U.S. agency mortgage-backed ARM securities include 9% of total assets in ARM securities with coupons that reset in more than four years. All other ARM security coupons in the fund reset in 12 months or less.


--------------------------------------------------------------------------------

                                           11  1997 Annual Report - Income Funds

            Financial Statements

--------------------------------------------------------------------------------
                      STATEMENTS OF ASSETS AND LIABILITIES  September 30, 1997
 ................................................................................

                                                                                               ADJUSTABLE RATE
                                                                                                   MORTGAGE
                                                               GOVERNMENT      INTERMEDIATE       SECURITIES
                                                               INCOME FUND      BOND FUND            FUND
                                                              -------------   --------------   ----------------
ASSETS:
Investments in securities at market value* (including
  repurchase agreements of $1,719,000, $1,999,000 and
  $5,814,000, respectively) (note 2) .......................  $ 72,194,451    $  78,214,027      $ 184,450,033
Cash in bank on demand deposit .............................        24,498           26,726             24,689
Receivable for investment securities sold ..................        24,219               --                 --
Receivable for fund shares sold ............................       243,213           17,633              1,870
Principal receivable on mortgage securities ................            --               --            448,616
Accrued interest receivable ................................       466,893        1,002,108          1,216,077
                                                              -------------   --------------   ----------------
  Total assets .............................................    72,953,274       79,260,494        186,141,285
                                                              -------------   --------------   ----------------

LIABILITIES:
Dividends payable to shareholders ..........................       350,352          325,177            889,165
Payable for investment securities purchased on a when-issued
  basis (note 2) ...........................................     4,996,094               --                 --
Payable for fund shares redeemed ...........................       291,737          516,953            477,201
Accrued investment management fee ..........................        27,806           19,738             53,992
Accrued distribution and service fees ......................        18,908           11,881             23,139
                                                              -------------   --------------   ----------------
  Total liabilities ........................................     5,684,897          873,749          1,443,497
                                                              -------------   --------------   ----------------
  Net assets applicable to outstanding capital stock .......  $ 67,268,377    $  78,386,745      $ 184,697,788
                                                              -------------   --------------   ----------------
                                                              -------------   --------------   ----------------

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital ...............  $ 80,635,273    $ 353,636,682      $ 329,924,909
Distributions in excess of net investment income ...........            --         (125,225)                --
Accumulated net realized loss on investments ...............   (16,129,109)    (276,210,068)      (146,955,780)
Unrealized appreciation of investments .....................     2,762,213        1,085,356          1,728,659
                                                              -------------   --------------   ----------------

  Total - representing net assets applicable to outstanding
    capital stock ..........................................  $ 67,268,377    $  78,386,745      $ 184,697,788
                                                              -------------   --------------   ----------------
                                                              -------------   --------------   ----------------

  * Investments in securities at identified cost ...........  $ 69,432,238    $  77,128,671      $ 182,721,374
                                                              -------------   --------------   ----------------
                                                              -------------   --------------   ----------------

NET ASSET VALUE AND OFFERING PRICE:

CLASS A (NOTE 1):
Net assets .................................................  $ 67,268,377    $  64,401,442      $ 184,697,788
Shares outstanding (authorized 10 billion, four billion and
  10 billion shares, respectively, of $0.01 par value) .....     7,340,354        8,391,288         22,661,426
Net asset value ............................................  $       9.16    $        7.67      $        8.15
Maximum offering price per share (net asset value plus 2% of
  offering price) ..........................................  $       9.35    $        7.83      $        8.32
CLASS Y:
Net assets .................................................  $         --    $  13,985,303      $          --
Shares outstanding (authorized one billion shares of $0.01
  par value) ...............................................            --        1,821,360                 --
Net asset value and offering price per share ...............  $         --    $        7.68      $          --

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

12                                     1997 Annual Report - Income Funds

--------------------------------------------------------------------------------

                      STATEMENTS OF OPERATIONS For the Year Ended September 30, 1997
 ................................................................................

                                                                                            ADJUSTABLE
                                                                                               RATE
                                                                                             MORTGAGE
                                                              GOVERNMENT    INTERMEDIATE    SECURITIES
                                                              INCOME FUND    BOND FUND         FUND
                                                              -----------   -----------   --------------
INCOME:
Interest ...................................................  $5,567,190    $6,803,262      $14,568,689
Fee income (note 2) ........................................      96,491            --               --
                                                              -----------   -----------   --------------

  Total income .............................................   5,663,681     6,803,262       14,568,689
                                                              -----------   -----------   --------------

EXPENSES (NOTE 5):
Investment management fee ..................................     377,386       303,718          766,709
Distribution and service fees:
  CLASS A ..................................................     377,385       280,844          327,317
  CLASS Y ..................................................          --            --               --
Custodian and accounting fees ..............................      79,052        93,074          212,249
Transfer agent and dividend disbursing agent fees ..........      62,155        55,019          262,590
Registration fees ..........................................      20,296        33,120           23,635
Reports to shareholders ....................................      32,143        66,139           77,233
Directors' fees ............................................       7,968         7,968           18,158
Audit and legal fees .......................................      40,063        53,627           57,467
Other expenses .............................................      18,657        23,964           34,284
                                                              -----------   -----------   --------------
  Total expenses ...........................................   1,015,105       917,473        1,779,642
    Less Class A expenses waived by the distributor ........    (121,393)      (74,832)              --
                                                              -----------   -----------   --------------

  Net expenses before expenses paid indirectly .............     893,712       842,641        1,779,642
    Less expenses paid indirectly ..........................         (61)       (1,396)            (506)
                                                              -----------   -----------   --------------

  Total net expenses .......................................     893,651       841,245        1,779,136
                                                              -----------   -----------   --------------

  Net investment income ....................................   4,770,030     5,962,017       12,789,553
                                                              -----------   -----------   --------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on investments (note 3) ...........     851,876       281,651         (392,095)
Net realized loss on closed futures contracts ..............    (153,975)           --               --
                                                              -----------   -----------   --------------

  Net realized gain (loss) on investments ..................     697,901       281,651         (392,095)
Net change in unrealized appreciation or depreciation of
  investments ..............................................   2,063,487     2,015,896        3,059,243
                                                              -----------   -----------   --------------

  Net gain on investments ..................................   2,761,388     2,297,547        2,667,148
                                                              -----------   -----------   --------------

    Net increase in net assets resulting from operations ...  $7,531,418    $8,259,564      $15,456,701
                                                              -----------   -----------   --------------
                                                              -----------   -----------   --------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

13                                     1997 Annual Report - Income Funds

--------------------------------------------------------------------------------

                            STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                                         GOVERNMENT                       INTERMEDIATE
                                                                        INCOME FUND                         BOND FUND
                                                              --------------------------------   -------------------------------
                                                                Year Ended        Year Ended       Year Ended       Year Ended
                                                                  9/30/97          9/30/96          9/30/97          9/30/96
                                                              ---------------   --------------   --------------   --------------
OPERATIONS:
Net investment income ......................................   $    4,770,030   $    6,314,212   $    5,962,017   $   15,762,040
Net realized gain (loss) on investments ....................          697,901           85,416          281,651      (12,736,864)
Net change in unrealized appreciation or depreciation of
  investments ..............................................        2,063,487       (1,752,271)       2,015,896       10,497,685
                                                              ---------------   --------------   --------------   --------------

  Net increase in net assets resulting from operations .....        7,531,418        4,647,357        8,259,564       13,522,861
                                                              ---------------   --------------   --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS:
CLASS A:
  From net investment income ...............................       (4,771,839)      (6,318,402)      (5,402,892)     (34,266,074)
CLASS Y:
  From net investment income ...............................               --               --         (559,127)              --
                                                              ---------------   --------------   --------------   --------------
  Total distributions ......................................       (4,771,839)      (6,318,402)      (5,962,019)     (34,266,074)
                                                              ---------------   --------------   --------------   --------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):
CLASS A ....................................................      (19,319,777)     (20,364,506)     (73,660,708)    (162,043,566)
CLASS Y ....................................................               --               --       13,912,070               --
                                                              ---------------   --------------   --------------   --------------
  Decrease in net assets from capital share transactions ...      (19,319,777)     (20,364,506)     (59,748,638)    (162,043,566)
                                                              ---------------   --------------   --------------   --------------
  Total decrease in net assets .............................      (16,560,198)     (22,035,551)     (57,451,093)    (182,786,779)

Net assets at beginning of period ..........................       83,828,575      105,864,126      135,837,838      318,624,617
                                                              ---------------   --------------   --------------   --------------

Net assets at end of period ................................   $   67,268,377   $   83,828,575   $   78,386,745   $  135,837,838
                                                              ---------------   --------------   --------------   --------------
                                                              ---------------   --------------   --------------   --------------

Undistributed (distributions in excess of) net investment
  income ...................................................   $           --   $        1,809   $     (125,225)  $     (125,223)
                                                              ---------------   --------------   --------------   --------------
                                                              ---------------   --------------   --------------   --------------

                                                                              ADJUSTABLE RATE
                                                                          MORTGAGE SECURITIES FUND
                                                              ------------------------------------------------

                                                                Year Ended      Month Ended       Year Ended
                                                                 9/30/97          9/30/96          8/31/96
                                                              --------------   --------------   --------------
OPERATIONS:
Net investment income ......................................  $   12,789,553   $    1,272,222   $   24,706,910
Net realized gain (loss) on investments ....................        (392,095)         (68,233)      (2,674,311)
Net change in unrealized appreciation or depreciation of
  investments ..............................................       3,059,243          867,679        6,114,992
                                                              --------------   --------------   --------------
  Net increase in net assets resulting from operations .....      15,456,701        2,071,668       28,147,591
                                                              --------------   --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS:
CLASS A:
  From net investment income ...............................     (12,789,553)      (1,272,222)     (24,649,898)
CLASS Y:
  From net investment income ...............................              --               --               --
                                                              --------------   --------------   --------------
  Total distributions ......................................     (12,789,553)      (1,272,222)     (24,649,898)
                                                              --------------   --------------   --------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
CLASS A ....................................................     (80,802,728)      (7,914,495)    (142,855,401)
CLASS Y ....................................................              --               --               --
                                                              --------------   --------------   --------------
  Decrease in net assets from capital share transactions ...     (80,802,728)      (7,914,495)    (142,855,401)
                                                              --------------   --------------   --------------
  Total decrease in net assets .............................     (78,135,580)      (7,115,049)    (139,357,708)
Net assets at beginning of period ..........................     262,833,368      269,948,417      409,306,125
                                                              --------------   --------------   --------------
Net assets at end of period ................................  $  184,697,788   $  262,833,368   $  269,948,417
                                                              --------------   --------------   --------------
                                                              --------------   --------------   --------------
Undistributed (distributions in excess of) net investment
  income ...................................................  $           --   $           --   $           --
                                                              --------------   --------------   --------------
                                                              --------------   --------------   --------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

14                                     1997 Annual Report - Income Funds

             Notes to Financial Statements
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ................................
                      Piper Funds Inc. (Piper Funds) and Piper Funds Inc.-II (Piper Funds II) are each registered under the Investment Company Act of 1940 (as amended) as single, open-end management investment companies. Piper Funds currently has 12 series, including Government Income Fund and Intermediate Bond Fund. Each fund is classified as a diversified series. Piper Funds II currently has one series, Adjustable Rate Mortgage Securities Fund, which is classified as a diversified series.

                      On September 1, 1995, four closed-end funds, American Adjustable Rate Term Trust 1996 (BDJ), American Adjustable Rate Term Trust 1997 (CDJ), American Adjustable Rate Term Trust 1998 (DDJ) and American Adjustable Rate Term Trust 1999 (EDJ) merged into Adjustable Rate Mortgage Securities Fund (ARMS Fund). DDJ is considered the surviving entity for financial reporting purposes.

                      The articles of incorporation of Piper Funds and Piper Funds II permit the boards of directors to create additional series in the future.

                      Intermediate Bond Fund commenced offering Class Y shares on February 18, 1997. All shares existing prior to that date were classified as Class A shares. Key features of each class are:

                      CLASS A:
                      - Subject to a front-end sales charge

                      - Subject to distribution and service fees

                      CLASS Y:
                      - Requires a minimum initial investment of $1 million

                      - No front-end or contingent deferred sales charges

                      - No distribution and service fees

                      The classes of shares of Intermediate Bond Fund have the same rights and are identical in all respects except that each class bears different distribution expenses, has exclusive voting rights with respect to matters affecting that class and has different exchange privileges. Government Income Fund and Adjustable Rate Mortgage Securities Fund each have a single class of shares, which are shown as Class A in the financial statements.

                      Government Income Fund invests primarily in securities issued or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities.

                      Intermediate Bond Fund invests primarily in a broad range of investment-quality debt securities.

                      Adjustable Rate Mortgage Securities Fund invests primarily in adjustable rate mortgage securities.

--------------------------------------------------------------------------------

15                                     1997 Annual Report - Income Funds

--------------------------------------------------------------------------------

(2) SUMMARY OF
SIGNIFICANT
   ACCOUNTING POLICIES
 ................................
                      INVESTMENTS IN SECURITIES

                      Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not available, or if such quotations or valuations are believed to be inaccurate, unreliable or not reflective of market value, portfolio securities are valued according to procedures adopted by the funds' board of directors in good faith at "fair value", that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

                      The current market value of certain fixed income securities is provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value. Financial futures are valued at the last settlement price established each day by the board of trade or exchange on which they are traded.

                      Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

                      FUTURES TRANSACTIONS

                      In order to gain exposure to or protect from changes in the market, Government Income Fund and Adjustable Rate Mortgage Securities Fund may buy and sell financial futures contracts and related options. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

                      Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires.

                      SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

                      Delivery and payment for securities that have been purchased by the funds on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The funds segregate, with their custodian, assets with a market value equal to the amount of their purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the funds' net asset value if the funds make such purchases while remaining substantially fully invested. As of September 30, 1997, Government Income Fund had entered into outstanding when-issued or forward commitments of $4,996,094.

--------------------------------------------------------------------------------

16                                     1997 Annual Report - Income Funds

--------------------------------------------------------------------------------

                      In connection with their ability to purchase securities on a when-issued or forward-commitment basis, Government Income Fund and Intermediate Bond Fund may enter into mortgage dollar rolls in which the funds sell securities purchased on a forward commitment basis and simultaneously contract with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. As an inducement to "roll over" their purchase commitments, the funds receive negotiated fees. For the year ended September 30, 1997, such fees earned amounted to $96,491 for Government Income Fund.

                      FEDERAL TAXES

                      Each fund is treated separately for federal income tax purposes. Each fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The funds also intend to distribute their taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                      Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to "wash sale" transactions and the timing of recognition of income on certain collateralized mortgage-backed securities. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the funds.

                      ALLOCATION OF INCOME, EXPENSES AND GAINS (LOSSES)

                      Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses for Intermediate Bond Fund are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Class-specific expenses, which include distribution and service fees, are charged directly to such class.

                      DISTRIBUTIONS TO SHAREHOLDERS

                      Distributions to shareholders from net investment income for Government Income Fund and Adjustable Rate Mortgage Securities Fund are declared daily and paid monthly. Distributions to shareholders from net investment income for Intermediate Bond Fund are declared separately for each class daily and paid monthly. Net realized gains distributions for the funds, if any, will be made at least annually. Distributions are payable in cash or reinvested in additional shares of the same class.

                      REPURCHASE AGREEMENTS

                      For repurchase agreements entered into with certain broker-dealers, the funds, along with other affiliated registered investment companies, may transfer uninvested cash balances to a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint

--------------------------------------------------------------------------------

17                                     1997 Annual Report - Income Funds

--------------------------------------------------------------------------------
                      repurchase agreements are held by the funds' custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the funds in the event of a default.

                      USE OF ESTIMATES

                      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) INVESTMENT
SECURITY
   TRANSACTIONS
 ................................
                      Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the year ended September 30, 1997, were as follows:

                                                                     ADJUSTABLE RATE
                                          GOVERNMENT   INTERMEDIATE      MORTGAGE
                                          INCOME FUND   BOND FUND    SECURITIES FUND
                                          -----------  ------------  ----------------
Purchases ..............................  $16,741,252  $ 82,262,456    $ 54,501,200
Proceeds from sales ....................  $42,501,054  $122,277,720    $132,770,723

                      Including dollar rolls for Government Income Fund, purchases and sales aggregated $41,701,408 and $67,461,210 respectively.

(4) CAPITAL SHARE
   TRANSACTIONS
 ................................
                      Capital share transactions for the funds were as follows:

                                                 YEAR ENDED                 YEAR ENDED
                                             SEPTEMBER 30, 1997         SEPTEMBER 30, 1996
                                          ------------------------  --------------------------
                                            SHARES       AMOUNT       SHARES        AMOUNT
                                          ----------  ------------  -----------  -------------
GOVERNMENT INCOME FUND:
  Sales of fund shares .................     686,546  $  6,139,195      822,655  $   7,312,999
  Issued for reinvested
    distributions ......................     406,146     3,630,952      706,427      6,312,741
  Redemptions of fund shares ...........  (3,247,825)  (29,089,924)  (3,808,707)   (33,990,246)
                                          ----------  ------------  -----------  -------------
                                          (2,155,133) $(19,319,777)  (2,279,625) $ (20,364,506)
                                          ----------  ------------  -----------  -------------
                                          ----------  ------------  -----------  -------------

                                                 YEAR ENDED                 YEAR ENDED
                                           SEPTEMBER 30, 1997(a)        SEPTEMBER 30, 1996
                                          ------------------------  --------------------------
                                            SHARES       AMOUNT       SHARES        AMOUNT
                                          ----------  ------------  -----------  -------------
INTERMEDIATE BOND FUND:
CLASS A
  Sales of fund shares .................     412,880  $  3,127,050      884,830  $   6,934,686
  Issued for reinvested
    distributions ......................     467,515     3,535,885    4,706,970     37,022,030
  Redemptions of fund shares ...........  (8,391,651)  (63,548,352) (26,737,969)  (206,000,282)
  Redemptions in exchange for Class Y
    shares .............................  (2,201,482)  (16,775,291)          --             --
                                          ----------  ------------  -----------  -------------
                                          (9,712,738) $(73,660,708) (21,146,169) $(162,043,566)
                                          ----------  ------------  -----------  -------------
                                          ----------  ------------  -----------  -------------
CLASS Y
  Sales of fund shares .................      37,581  $    284,580           --  $          --
  Sales in exchange for Class A
    shares .............................   2,201,482    16,775,291           --             --
  Issued for reinvested
    distributions ......................      41,735       316,060           --             --
  Redemptions of fund shares ...........    (459,438)   (3,463,861)          --             --
                                          ----------  ------------  -----------  -------------
                                           1,821,360  $ 13,912,070           --  $          --
                                          ----------  ------------  -----------  -------------
                                          ----------  ------------  -----------  -------------

                      (a) REPRESENTS PERIOD FROM FEBRUARY 18 (COMMENCEMENT OF OFFERING OF SHARES) TO SEPTEMBER 30, 1997, FOR CLASS Y.

--------------------------------------------------------------------------------

18                                     1997 Annual Report - Income Funds

--------------------------------------------------------------------------------

                                   YEAR ENDED                   MONTH ENDED                    YEAR ENDED
                               SEPTEMBER 30, 1997            SEPTEMBER 30, 1996              AUGUST 31, 1996
                           ---------------------------   --------------------------   -----------------------------
                              SHARES         AMOUNT        SHARES         AMOUNT         SHARES          AMOUNT
                           ------------   ------------   -----------   ------------   -------------   -------------
ADJUSTABLE RATE MORTGAGE SECURITIES
  FUND:
  Sales of fund
    shares ..............       317,414   $  2,570,801        14,416   $    115,577         370,239   $   2,964,814
  Issued for reinvested
    distributions .......       626,711      5,084,891        93,048        747,173       1,637,616      13,155,273
  Issued in connection
    with the merger of
    BDJ, CDJ, DDJ, and
    EDJ (note 7) ........            --             --            --             --     104,403,211     801,742,686
  Issued in connection
    with the merger of
    Institutional
    Government Adjustable
      Portfolio (PIFAX)
      (note 7) ..........            --             --       579,823      4,661,948              --              --
  Redemptions of fund
    shares .                (10,899,377)   (88,458,420)   (1,672,368)   (13,439,193)   (119,875,424)   (960,718,174)
                           ------------   ------------   -----------   ------------   -------------   -------------
                             (9,955,252)  $(80,802,728)     (985,081)  $ (7,914,495)    (13,464,358)  $(142,855,401)
                           ------------   ------------   -----------   ------------   -------------   -------------
                           ------------   ------------   -----------   ------------   -------------   -------------

                      Sales charges received by Piper Jaffray Inc. (Piper Jaffray), the funds' distributor, for distributing the funds' shares for the year ended September 30, 1997, were as follows:

                                                            INTERMEDIATE
                                                              BOND FUND        ADJUSTABLE RATE
                                           GOVERNMENT    -------------------       MORTGAGE
                                          INCOME FUND    CLASS A    CLASS Y    SECURITIES FUND
                                          ------------   --------   --------   ----------------
Front-end sales charges ................     $5,362       $  307       $--          $1,930
Contingent deferred sales charges ......      1,345        1,308        --           4,573
                                          ------------   --------      ---        --------
                                             $6,707       $1,615       $--          $6,503
                                          ------------   --------      ---        --------
                                          ------------   --------      ---        --------

(5) EXPENSES
 ................................
                      INVESTMENT MANAGEMENT FEE
                      Piper Funds and Piper Funds II have entered into investment management agreements with Piper Capital Management Incorporated (Piper Capital) under which Piper Capital manages each fund's assets and furnishes related office facilities, equipment, research and personnel. The agreements require each fund to pay Piper Capital a monthly fee based on average daily net assets. The fees for each fund are as follows: Government Income Fund, an annual rate of 0.50% of the first $250 million in net assets and decreasing percentages thereafter to 0.40% of net assets in excess of $500 million; Intermediate Bond Fund, an annual rate of 0.30% of the first $100 million in net assets, 0.25% of the next $150 million and 0.20% of net assets in excess of $250 million; Adjustable Rate Mortgage Securities Fund, an annual rate of 0.35% on the first $500 million in net assets and 0.30% of net assets in excess of $500 million. For the year ended September 30, 1997, the effective management fee paid by the funds was 0.50%, 0.30% and 0.35% on an annual basis for Government Income Fund, Intermediate Bond Fund and Adjustable Rate Mortgage Securities Fund, respectively.

                      DISTRIBUTION AND SERVICE FEES
                      Each fund also pays Piper Jaffray fees accrued daily and paid quarterly for providing shareholder services and distribution-related services. The fees for each fund, which were being voluntarily limited for Government Income Fund and Class A of Intermediate Bond Fund for the year ended September 30, 1997, are stated below as a percent of average daily net assets attributable to such shares.

--------------------------------------------------------------------------------

19                                     1997 Annual Report - Income Funds

--------------------------------------------------------------------------------

                                                          INTERMEDIATE
                                                            BOND FUND       ADJUSTABLE RATE
                                          GOVERNMENT    -----------------      MORTGAGE
                                          INCOME FUND   CLASS A   CLASS Y   SECURITIES FUND
                                          -----------   -------   -------   ---------------
Distribution fee .......................      0.25%       0.05%       --            --
Service fee ............................      0.25%       0.25%       --          0.15%
                                             -----      -------   -------        -----
  Total distribution and service
    fees ...............................      0.50%       0.30%       --          0.15%
                                             -----      -------   -------        -----
                                             -----      -------   -------        -----
  Total distribution and service fees
    after voluntary limitation .........      0.34%       0.22%       --          0.15%
                                             -----      -------   -------        -----
                                             -----      -------   -------        -----

                      SHAREHOLDER ACCOUNT SERVICING FEES
                      The company has also entered into shareholder account servicing agreements under which Piper Jaffray and Piper Trust Company (Piper Trust) perform various transfer and dividend disbursing agent services for accounts held at the respective company. The fees, which are paid monthly to Piper Jaffray and Piper Trust for providing these services, are equal to an annual rate of $7.50 per active shareholder account and $1.60 per closed account. For the year ended September 30, 1997, Piper Jaffray and Piper Trust received the following amounts in connection with the shareholder account servicing agreements:

                                                                         ADJUSTABLE RATE
                                           GOVERNMENT    INTERMEDIATE        MORTGAGE
                                          INCOME FUND      BOND FUND     SECURITIES FUND
                                          ------------   -------------   ----------------
Piper Jaffray ..........................     $38,499        $16,406           $60,613
Piper Trust ............................       6,162          2,737                --
                                          ------------   -------------   ----------------
                                             $44,661        $19,143           $60,613
                                          ------------   -------------   ----------------
                                          ------------   -------------   ----------------

                      OTHER FEES AND EXPENSES
                      In addition to the investment management, distribution and shareholder account servicing fees, each fund is responsible for paying most other operating expenses including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; taxes and other miscellaneous expenses.

                      Expenses paid indirectly represent a reduction of custodian fees for earnings on miscellaneous cash balances maintained by the funds.

(6) CAPITAL LOSS
    CARRYOVER
 ................................
                      For federal income tax purposes, the following funds had capital loss carryovers at September 30, 1997, which, if not offset by subsequent capital gains, will expire on the funds' fiscal year-ends as indicated below. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire. Due to the limits on utilization of the capital loss carryovers which Adjustable Rate Mortgage Securities Fund acquired in the mergers described in note 7, the utilization of these capital loss carryovers in subsequent years is limited to $69,945,971 per year.

--------------------------------------------------------------------------------

20                                     1997 Annual Report - Income Funds

--------------------------------------------------------------------------------

       GOVERNMENT
       INCOME FUND                 INTERMEDIATE             ADJUSTABLE RATE MORTGAGE
 -----------------------            BOND FUND                   SECURITIES FUND
   CAPITAL                 ----------------------------   ----------------------------
    LOSS                    CAPITAL LOSS                   CAPITAL LOSS
  CARRYOVER   EXPIRATION      CARRYOVER      EXPIRATION      CARRYOVER      EXPIRATION
 -----------  ----------   ---------------   ----------   ---------------   ----------
 $   842,317     2002      $   180,309,397      2003      $       600,056      1998
  13,367,115     2003           95,748,876      2004            4,923,055      1999
   1,723,511     2004              146,313      2006           38,088,524      2000
 -----------               ---------------
 $15,932,943               $   276,204,586                     99,472,115      2001
 -----------               ---------------
 -----------               ---------------
                                                                  765,529      2002
                                                                1,311,310      2003
                                                                1,340,246      2004
                                                                  454,744      2006
                                                          ---------------
                                                          $   146,955,579
                                                          ---------------
                                                          ---------------

(7) MERGERS
 ................................
                      As described in note 1 to the financial statements, on September 1, 1995, the net assets of BDJ, CDJ, DDJ and EDJ were combined in a tax-free merger to form ARMS Fund. In addition, on September 16, 1996, the net assets of Institutional Government Adjustable Portfolio (PIFAX) were acquired by ARMS Fund via a tax-free merger. The following table presents the shares of ARMS Fund issued in exchange for the net assets of each of the merged funds and the composition of such net assets as of the merger dates.

                                             MERGER           MERGER OF
                                            OF PIFAX    BDJ, CDJ, DDJ AND EDJ
                                            9/16/96             9/1/95
                                          ------------  ----------------------
Shares issued in connection with the
  mergers* .............................       579,823         104,403,211
                                          ------------  ----------------------
                                          ------------  ----------------------

Net assets immediately after the
  mergers ..............................  $269,963,724      $1,211,749,182
                                          ------------  ----------------------
                                          ------------  ----------------------
Composition of net assets merged into
  ARMS Fund**
  Capital stock ........................  $  7,987,753      $  900,831,012
  Accumulated net realized loss on
    investments ........................    (3,325,805)        (94,949,571)
  Unrealized depreciation of
    investments ........................            --          (4,138,755)
                                          ------------  ----------------------
  Total net assets merged ..............  $  4,661,948      $  801,742,686
                                          ------------  ----------------------
                                          ------------  ----------------------

                      * SHARES ISSUED ARE DETERMINED BY THE RATIO OF EACH MERGED FUND'S NET ASSET VALUE TO ARMS FUND'S NET ASSET VALUE ON THE DATES OF THE MERGERS.

                      ** DDJ IS CONSIDERED THE SURVIVOR OF THE SEPTEMBER 1, 1995, MERGER FOR FINANCIAL REPORTING PURPOSES. THEREFORE, THE NET ASSETS MERGED ON 9/1/95 ARE THOSE OF BDJ, CDJ AND EDJ, WHICH ARE CONSIDERED TO HAVE MERGED INTO ARMS FUND.

--------------------------------------------------------------------------------

21                                     1997 Annual Report - Income Funds

--------------------------------------------------------------------------------

(8) FINANCIAL
    HIGHLIGHTS
 ................................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      GOVERNMENT INCOME FUND

                                                 Year Ended September 30,
                                          --------------------------------------
                                           1997    1996    1995    1994    1993
                                          ------  ------  ------  ------  ------
PER-SHARE DATA
Net asset value, beginning of period ...  $ 8.83  $ 8.99  $ 8.42  $10.01  $ 9.86
                                          ------  ------  ------  ------  ------
Operations:
  Net investment income ................    0.57    0.60    0.60    0.69    0.80
  Net realized and unrealized gains
    (losses) on investments ............    0.33   (0.16)   0.60   (1.58)   0.15
                                          ------  ------  ------  ------  ------
    Total from operations ..............    0.90    0.44    1.20   (0.89)   0.95
                                          ------  ------  ------  ------  ------
Distributions to shareholders:
  From net investment income ...........   (0.57)  (0.60)  (0.63)  (0.68)  (0.80)
  From net realized gains ..............      --      --      --   (0.02)     --
                                          ------  ------  ------  ------  ------
    Total distributions to
      shareholders .....................   (0.57)  (0.60)  (0.63)  (0.70)  (0.80)
                                          ------  ------  ------  ------  ------
Net asset value, end of period .........  $ 9.16  $ 8.83  $ 8.99  $ 8.42  $10.01
                                          ------  ------  ------  ------  ------
                                          ------  ------  ------  ------  ------
SELECTED INFORMATION
Total return (a) .......................   10.49%   4.99%  14.87%  (9.26)%  10.06%
Net assets at end of period (in
  millions) ............................  $   67  $   84  $  106  $  126  $  160
Ratio of expenses to average daily net
  assets ...............................    1.19%   1.09%   1.11%   1.05%   1.09%
Ratio of net investment income to
  average daily net assets .............    6.32%   6.66%   7.02%   7.43%   8.10%
Portfolio turnover rate (excluding
  short-term securities and dollar roll
  transactions) ........................      21%     32%     87%    121%    191%
Ratios before waivers by the
  distributor:
  Ratio of expenses to average daily net
    assets before waivers .                 1.35%   1.28%   1.29%   1.24%   1.27%
  Ratio of net investment income to
    average daily net assets before
    waivers ............................    6.16%   6.47%   6.84%   7.24%   7.92%

(a) TOTAL RETURN ASSUMES REINVESTMENT OF DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.

--------------------------------------------------------------------------------

22                                     1997 Annual Report - Income Funds

--------------------------------------------------------------------------------

(8) FINANCIAL
    HIGHLIGHTS
 ................................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      INTERMEDIATE BOND FUND

                                                         CLASS A
                                          --------------------------------------
                                                 Year Ended September 30,
                                          --------------------------------------
                                           1997    1996    1995    1994    1993
                                          ------  ------  ------  ------  ------
PER-SHARE DATA
Net asset value, beginning of period ...  $ 7.50  $ 8.12  $ 7.98  $12.22  $11.51
                                          ------  ------  ------  ------  ------
Operations:
  Net investment income ................    0.44    0.53(c)   0.88   0.90   1.29
  Net realized and unrealized gains
    (losses) on investments ............    0.17   (0.11)   0.31   (3.96)   0.56
                                          ------  ------  ------  ------  ------
    Total from operations ..............    0.61    0.42    1.19   (3.06)   1.85
                                          ------  ------  ------  ------  ------
Distributions to shareholders:
  From net investment income ...........   (0.44)  (1.04)  (1.05)  (0.95)  (0.90)
  From net realized gains ..............      --      --      --   (0.23)  (0.24)
                                          ------  ------  ------  ------  ------
    Total distributions to
      shareholders .....................   (0.44)  (1.04)  (1.05)  (1.18)  (1.14)
                                          ------  ------  ------  ------  ------
Net asset value, end of period .........  $ 7.67  $ 7.50  $ 8.12  $ 7.98  $12.22
                                          ------  ------  ------  ------  ------
                                          ------  ------  ------  ------  ------
SELECTED INFORMATION
Total return (a) .......................    8.29%   5.68%  16.15% (26.65)%  17.04%
Net assets at end of period (in
  millions) ............................  $   64  $  136  $  319  $  564  $  792
Ratio of expenses to average daily net
  assets (b) ...........................    0.85%   0.72%   0.97%   0.78%   0.70%
Ratio of net investment income to
  average daily net assets .............    5.83%   6.65%   8.02%   9.33%  12.51%
Portfolio turnover rate (excluding
  short-term securities) ...............      86%     89%    136%    169%    109%
Ratios before waivers by the
  distributor:
  Ratio of expenses to average daily net
    assets before waivers .                 0.93%   0.82%   1.07%   0.85%   0.77%
  Ratio of net investment income to
    average daily net assets before
    waivers ............................    5.75%   6.55%   7.92%   9.26%  12.44%

                                                   CLASS Y
                                          -------------------------
                                                Period Ended
                                            September 30, 1997(d)
                                          -------------------------
PER-SHARE DATA
Net asset value, beginning of period ...            $ 7.62
                                                  --------
Operations:
  Net investment income ................              0.28
  Net realized and unrealized gains on
    investments ........................              0.06
                                                  --------
    Total from operations ..............              0.34
                                                  --------
Distributions to shareholders:
  From net investment income ...........             (0.28)
                                                  --------
Net asset value, end of period .........            $ 7.68
                                                  --------
                                                  --------
SELECTED INFORMATION
Total return (a) .......................              4.58%
Net assets at end of period (in
  millions) ............................            $   14
Ratio of expenses to average daily net
  assets ...............................              0.57%(e)
Ratio of net investment income to
  average daily net assets .............              6.06%(e)
Portfolio turnover rate (excluding
  short-term securities) ...............                86%

(a) TOTAL RETURN ASSUMES REINVESTMENT OF DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
(b) INCLUDES FEDERAL EXCISE TAXES OF 0.08%, 0.37%, 0.23% AND 0.09% FOR FISCAL 1996, 1995, 1994 AND 1993 RESPECTIVELY.
(c)  BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
(d)  COMMENCEMENT OF OFFERING OF CLASS Y SHARES WAS FEBRUARY 18, 1997.
(e)  ANNUALIZED.

--------------------------------------------------------------------------------

23                                     1997 Annual Report - Income Funds

--------------------------------------------------------------------------------

(8) FINANCIAL
    HIGHLIGHTS
 ................................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      ADJUSTABLE RATE MORTGAGE SECURITIES FUND

                                                                                Year Ended August 31,
                                    Year Ended            Month Ended       ------------------------------
                                September 30, 1997    September 30, 1996     1996    1995    1994    1993
                                -------------------   -------------------   ------  ------  ------  ------
PER-SHARE DATA (a)
Net asset value, beginning of
  period .....................          $  8.06               $  8.03       $ 7.99  $ 8.10  $ 8.88  $ 8.95
                                        -------               -------       ------  ------  ------  ------
Operations:
  Net investment income ......             0.47                  0.04         0.49    0.47    0.55    0.63
  Net realized and unrealized
    gains (losses) on
    investments ..............             0.09                  0.03         0.01   (0.05)  (0.82)  (0.09)
                                        -------               -------       ------  ------  ------  ------
    Total from operations ....             0.56                  0.07         0.50    0.42   (0.27)   0.54
                                        -------               -------       ------  ------  ------  ------
Distributions to shareholders:
  From net investment
    income ...................            (0.47)                (0.04)       (0.46)  (0.53)  (0.51)  (0.61)
                                        -------               -------       ------  ------  ------  ------
Net asset value, end of
period .......................          $  8.15               $  8.06       $ 8.03  $ 7.99  $ 8.10  $ 8.88
                                        -------               -------       ------  ------  ------  ------
                                        -------               -------       ------  ------  ------  ------
SELECTED INFORMATION (a)
Total return (b) .............             7.16%                 0.85%        6.40%   5.43%  (3.18)%   6.24%
Net assets at end of period
  (in millions) ..............          $   185               $   263       $  270  $  409  $  500  $  551
Ratio of expenses to average
  daily net assets ...........             0.81%                 0.82%(d)     0.60%   0.63%   0.60%   0.58%
Ratio of net investment income
  to average daily net
  assets .....................             5.84%                 5.82%(d)     5.74%   5.62%   6.39%   7.25%
Portfolio turnover rate
  (excluding short-term
  securities) ................               25%                    2%          51%     36%     39%     39%
Amount of borrowings
  outstanding at end of period
  (in millions)(c) ...........          $    --               $    --       $   --  $   --  $  145  $  145
Average amount of borrowings
  outstanding during the
  period (in millions) (c) ...          $    --               $    --       $   --  $   57  $  145  $  149
Average number of shares
  outstanding during the
  period (in millions) (c) ...               --                    --           --      53      62      62
Average per-share amount of
  borrowings outstanding
  during the period (c) ......          $    --               $    --       $   --  $ 1.09  $ 2.34  $ 2.41
Ratios before waivers by the
  adviser:
  Ratio of expenses to average
    daily net assets before
    waivers ..................               --                  0.76%(d)       --      --      --      --
  Ratio of net investment
    income to average daily
    net assets before waivers                --                  5.58%(d)       --      --      --      --

(a) ON SEPTEMBER 1, 1995 FOUR CLOSED-END FUNDS, AMERICAN ADJUSTABLE RATE TERM TRUST 1996, AMERICAN ADJUSTABLE RATE TERM TRUST 1997, AMERICAN ADJUSTABLE RATE TERM TRUST 1998 (DDJ) AND AMERICAN ADJUSTABLE RATE TERM TRUST 1999 WERE COMBINED TO CREATE THE FUND. DDJ IS CONSIDERED THE SURVIVING ENTITY FOR FINANCIAL REPORTING PURPOSES. THE FINANCIAL HIGHLIGHTS PRESENTED FOR THE PERIODS PRIOR TO SEPTEMBER 1, 1995 ARE THOSE OF DDJ. THE PER-SHARE INFORMATION FOR SUCH PERIODS HAS BEEN RESTATED TO REFLECT THE IMPACT OF ADDITIONAL SHARES CREATED RESULTING FROM THE DIFFERENCE IN THE NET ASSET VALUE PER SHARE OF DDJ AT THE TIME OF THE MERGER ($8.71) AND THE INITIAL NET ASSET VALUE PER SHARE OF THE FUND ($8.00).
(b) TOTAL RETURN ASSUMES REINVESTMENT OF DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
(c) DDJ WAS A CLOSED-END MANAGEMENT INVESTMENT COMPANY AND WAS PERMITTED TO ENTER INTO BORROWINGS FOR OTHER THAN TEMPORARY OR EMERGENCY PURPOSES. ADJUSTABLE RATE MORTGAGE SECURITIES FUND MAY BORROW ONLY FOR TEMPORARY OR EMERGENCY PURPOSES.
(d)  ANNUALIZED.

--------------------------------------------------------------------------------

24                                     1997 Annual Report - Income Funds

                           Investments in Securities
--------------------------------------------------------------------------------

GOVERNMENT INCOME FUND                                          September 30, 1997
 .......................................................................................

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (104.8%):
  U.S. AGENCY DEBENTURES (4.4%):
      5.80%, FNMA, 12/10/03 .............................  $ 2,000,000      $  1,955,420
      6.63%, FNMA, 3/21/06 ..............................    1,000,000         1,017,000
                                                                            ------------
                                                                               2,972,420
                                                                            ------------

  U.S. AGENCY MORTGAGE-BACKED SECURITIES (88.6%):
    FIXED RATE (71.6%):
      7.50%, FHLMC, 11/1/09 .............................    1,231,127         1,265,747
      7.50%, FHLMC, 10/1/09 .............................    2,083,961         2,142,562
      7.50%, FHLMC, 12/1/09 .............................    2,745,665         2,822,873
      7.00%, FHLMC, 11/1/25 .............................    2,736,530         2,736,530
      11.00%, FNMA, 10/1/20 .............................    1,266,229         1,435,587
      7.00%, FNMA, 12/1/07 ..............................    5,561,419         5,663,971
      6.50%, FNMA, 8/1/23 ...............................    7,062,367         6,927,759
      6.00%, FNMA, 10/1/23 ..............................      719,137           689,695
      9.00%, FNMA, 7/1/24 ...............................      707,702           753,703
      10.00%, FNMA, 10/1/17 .............................      676,982           746,163
      6.50%, FNMA, 9/1/25 ...............................    4,633,896         4,533,016
      6.50%, FNMA, 4/1/04 ...............................    5,000,000(b)      4,992,150
      10.00%, FNMA, Series 1989-15, Class D, 9/25/18 ....      117,523           119,785
      6.50%, FNMA, Series 1996-23, Class G, 7/25/26 .....    4,250,000         3,935,245
      7.00%, GNMA, 3/15/09 ..............................    1,304,335         1,329,613
      9.00%, GNMA, 10/15/24 .............................      571,143           612,551
      7.00%, GNMA, 2/15/09 ..............................    1,478,465         1,509,883
      7.00%, GNMA, 3/15/09 ..............................    1,874,976         1,911,313
      10.00%, GNMA, 1/15/10 .............................    1,134,998         1,256,306
      9.00%, GNMA, 8/15/25 ..............................    2,619,832         2,795,858
                                                                            ------------
                                                                              48,180,310
                                                                            ------------

    INVERSE FLOATER (c) (1.2%):
      3.77%, FHLMC, Series 1419, Class G, LIBOR,
        11/15/97 ........................................      813,803           783,277
                                                                            ------------

    INVERSE INTEREST-ONLY (c) (1.0%):
      14.56%, FHLMC G, Series 12, Class AB, LIBOR,
        12/25/08 ........................................           --           662,158
                                                                            ------------

    Z-BOND (c) (14.8%):
      8.29%, FHLMC, Series 1339, Class PZ, 7/15/22 ......    3,890,795         4,138,988
      7.60%, FHLMC, Series 1677, Class Z, 7/15/23 .......    3,946,213         4,092,894
      8.04%, FHLMC, Series 1694, Class Z, 3/15/24 .......      989,003           871,262
      7.59%, FNMA, Series 1993-160, Class ZA, 9/25/23 ...      935,583           843,007
                                                                            ------------
                                                                               9,946,151
                                                                            ------------

  U.S. GOVERNMENT SECURITIES (11.8%):
      7.25%, U.S. Treasury Bond, 5/15/16 ................    2,000,000         2,174,320
      8.13%, U.S. Treasury Bond, 8/15/19 ................    1,000,000         1,190,990
      5.75%, U.S. Treasury Note, 8/15/03 ................      500,000           492,355

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
      7.25%, U.S. Treasury Note, 5/15/04 ................  $ 1,000,000      $  1,062,320
      6.25%, U.S. Treasury Note, 5/31/00 ................    1,000,000         1,009,690
      5.88%, U.S. Treasury Note, 6/30/00 ................    2,000,000         2,001,460
                                                                            ------------
                                                                               7,931,135
                                                                            ------------

        Total U.S. Government and Agency Securities
          (cost: $67,713,238)  ..........................                     70,475,451
                                                                            ------------

SHORT-TERM SECURITIES (2.5%):
      Repurchase agreement with Goldman Sachs, acquired
        on 9/30/97, interest of $294, 6.15%, 10/1/97
        (cost: $1,719,000) ..............................    1,719,000(d)      1,719,000
                                                                            ------------

        Total Investments in Securities
          (cost: $69,432,238)(e)  .......................                   $ 72,194,451
                                                                            ------------
                                                                            ------------

NOTES TO INVESTMENTS IN SECURITIES:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(b) ON SEPTEMBER 30, 1997, THE TOTAL COST OF INVESTMENTS PURCHASED ON A WHEN-ISSUED BASIS WAS $4,996,094.
(c)  PORTFOLIO ABBREVIATIONS AND DEFINITIONS:
         LIBOR - LONDON INTERBANK OFFERED RATE
         INVERSE FLOATER - REPRESENTS SECURITIES THAT PAY INTEREST AT RATES THAT
           INCREASE (DECREASE) WITH A DECLINE (INCREASE) IN THE SPECIFIED INDEX. THE INTEREST RATE PAID BY THE INVERSE FLOATER WILL GENERALLY CHANGE AT A MULTIPLE OF ANY CHANGE IN THE INDEX. INTEREST RATES DISCLOSED ARE IN EFFECT ON SEPTEMBER 30, 1997.
         INVERSE INTEREST-ONLY - REPRESENTS SECURITIES THAT ENTITLE HOLDERS TO
           RECEIVE ONLY INTEREST PAYMENTS ON THE UNDERLYING MORTGAGES. INTEREST IS PAID AT A RATE THAT INCREASES (DECREASES) WITH A DECREASE (INCREASE) IN THE SPECIFIED INDEX. THE YIELD TO MATURITY OF AN INVERSE INTEREST-ONLY IS EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS ON THE UNDERLYING MORTGAGE ASSETS. A RAPID (SLOW) RATE OF PRINCIPAL REPAYMENTS MAY HAVE AN ADVERSE (POSITIVE) EFFECT ON YIELD TO MATURITY. INTEREST RATES DISCLOSED REPRESENT CURRENT YIELDS BASED UPON THE CURRENT COST BASIS AND ESTIMATED TIMING AND AMOUNT OF FUTURE CASH FLOWS.
         Z-BOND - REPRESENTS SECURITIES THAT PAY NO INTEREST OR PRINCIPAL DURING
           THEIR INITIAL ACCRUAL PERIODS, BUT ACCRUE ADDITIONAL PRINCIPAL AT SPECIFIED RATES. INTEREST RATE DISCLOSED REPRESENTS CURRENT YIELD BASED UPON THE COST BASIS AND ESTIMATED TIMING OF FUTURE CASH FLOWS.
(d) REPURCHASE AGREEMENT IN A JOINT TRADING ACCOUNT WHICH IS COLLATERALIZED BY U.S. GOVERNMENT AGENCY SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS INTEREST DUE AT MATURITY OF THE REPURCHASE AGREEMENT.
(e) ON SEPTEMBER 30, 1997, THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL INCOME TAX PURPOSES WAS $69,632,860. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $  2,901,802
      GROSS UNREALIZED DEPRECIATION ......      (340,211)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $  2,561,591
                                            ------------
                                            ------------

--------------------------------------------------------------------------------

25                                     1997 Annual Report - Income Funds

                           Investments in Securities
--------------------------------------------------------------------------------

INTERMEDIATE BOND FUND                                          September 30, 1997
 .......................................................................................

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (63.3%):
  U.S. AGENCY DEBENTURES (9.1%):
      8.65%, FNMA, 2/10/98 ..............................  $ 2,000,000      $  2,024,460
      7.40%, FNMA, 7/1/04 ...............................    2,000,000         2,121,580
      6.18%, FNMA, 3/15/01 ..............................    1,000,000         1,004,330
      6.16%, FNMA, 4/3/01 ...............................    2,000,000         2,007,360
                                                                            ------------
                                                                               7,157,730
                                                                            ------------

  U.S. AGENCY MORTGAGE-BACKED SECURITIES (27.3%):
    FIXED RATE (27.3%):
      7.00%, FHLMC, 9/1/10 ..............................    2,121,304         2,149,814
      10.00%, FNMA, 11/1/18 .............................    2,358,065         2,587,976
      7.00%, FNMA, 11/1/10 ..............................    2,161,760         2,186,750
      9.00%, FNMA, 12/1/20 ..............................    1,971,347         2,104,157
      9.50%, FNMA, 6/1/21 ...............................    2,341,360         2,530,120
      9.00%, GNMA, 5/20/25 ..............................    1,985,909         2,105,679
      8.50%, GNMA, 7/20/25 ..............................    2,766,474         2,886,650
      9.00%, GNMA, 8/15/21 ..............................    4,525,306         4,871,764
                                                                            ------------
                                                                              21,422,910
                                                                            ------------

  U.S. GOVERNMENT SECURITIES (26.9%):
      7.25%, U.S. Treasury Note, 8/15/04 ................    3,000,000         3,190,740
      6.75%, U.S. Treasury Note, 4/30/00 ................    2,000,000         2,042,340
      5.50%, U.S. Treasury Note, 12/31/00 ...............    5,000,000         4,939,250
      8.00%, U.S. Treasury Note, 8/15/99 ................    4,000,000         4,154,160
      7.88%, U.S. Treasury Note, 11/15/99 ...............    3,500,000         3,641,645
      6.50%, U.S. Treasury Note, 10/15/06 ...............    3,000,000         3,065,070
                                                                            ------------
                                                                              21,033,205
                                                                            ------------

        Total U.S. Government and Agency Securities
          (cost: $49,134,009)  ..........................                     49,613,845
                                                                            ------------

CORPORATE BONDS (27.8%):
  CONSUMER NON-DURABLES (2.6%):
      Coca-Cola Enterprises, 6.70%, 10/15/36 ............    2,000,000         2,051,880
                                                                            ------------

  CONSUMER SERVICES (2.5%):
      Hertz Corp, 6.30%, 11/15/06 .......................    2,000,000         1,994,700
                                                                            ------------

  FINANCIAL SERVICES (15.3%):
      American Express Credit, 6.50%, 8/1/00 ............    1,000,000         1,007,970
      First Chicago, 7.63%, 1/15/03 .....................    1,000,000         1,048,610
      Ford Motor Credit Co.,
        7.00%, 9/25/01 ..................................    3,000,000         3,071,490
      General Motors Acceptance Corp., 8.50%, 1/1/03 ....    1,500,000         1,635,645
      Lehman Brothers Inc., 7.50%, 8/1/26 ...............    2,000,000         2,110,840

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
      Morgan Stanley Group Inc., 8.10%, 6/24/02 .........  $ 1,000,000      $  1,066,290
      Smith Barney Holdings,
        7.00%, 3/15/04 ..................................    2,000,000         2,037,380
                                                                            ------------
                                                                              11,978,225
                                                                            ------------

  RETAIL TRADE (1.3%):
      Nordstrom Credit Inc., 6.70%, 7/1/05 ..............    1,000,000         1,001,820
                                                                            ------------

  UTILITIES (6.1%):
      Hydro-Quebec, 9.40%, 2/1/21 .......................    2,300,000         2,854,691
      Korea Electric Power ADS, 6.38%, 12/1/03 ..........    2,000,000         1,922,740
                                                                            ------------
                                                                               4,777,431
                                                                            ------------

        Total Corporate Bonds
          (cost: $21,216,369)  ..........................                     21,804,056
                                                                            ------------

ASSET-BACKED SECURITIES (6.1%):
      Daimler-Benz Vehicle Trust, 1996-A, Class A, 5.85%,
        7/20/03 .........................................    1,281,972         1,283,971
      Norwest Automobile Trust, 1996-A, Class A3, 5.90%,
        3/15/00 .........................................    1,500,000         1,502,355
      Citibank Credit Card Master Trust I, Series 1997-7,
        Class A, 6.35%, 8/15/02 .........................    2,000,000         2,010,800
                                                                            ------------

        Total Asset-Backed Securities
          (cost: $4,779,293)  ...........................                      4,797,126
                                                                            ------------

SHORT-TERM SECURITIES (2.6%):
      Repurchase agreement with Goldman Sachs, acquired
        on 9/30/97, interest of $342, 6.15%, 10/1/97
        (cost: $1,999,000) ..............................    1,999,000(b)      1,999,000
                                                                            ------------

        Total Investments in Securities
          (cost: $77,128,671)(c)  .......................                   $ 78,214,027
                                                                            ------------
                                                                            ------------

NOTES TO INVESTMENTS IN SECURITIES:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(b) REPURCHASE AGREEMENT IN A JOINT TRADING ACCOUNT WHICH IS COLLATERALIZED BY U.S. GOVERNMENT AGENCY SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS INTEREST DUE AT MATURITY OF THE REPURCHASE AGREEMENT.
(c) ON SEPTEMBER 30, 1997, THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL INCOME TAX PURPOSES WAS $77,134,153. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $  1,084,753
      GROSS UNREALIZED DEPRECIATION ......        (4,879)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $  1,079,874
                                            ------------
                                            ------------

--------------------------------------------------------------------------------

26                                     1997 Annual Report - Income Funds

                           Investments in Securities
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE SECURITIES FUND                         September 30, 1997
 ........................................................................................

                                                            Principal          Market
Description of Security                                      Amount           Value (a)
---------------------------------------------------------  -----------      -------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (87.4%):
  U.S. AGENCY MORTGAGE-BACKED SECURITIES (85.7%):
    ADJUSTABLE RATE (b) (63.9%):
      7.38%, FHLMC, 11/1/16 .............................  $ 6,804,104      $   7,039,322
      7.25%, FHLMC, 1/1/17 ..............................      767,392            792,670
      7.77%, FHLMC, 6/1/18 ..............................    1,359,911          1,421,393
      6.26%, FHLMC, 12/1/26 .............................    4,812,428          4,782,157
      6.52%, FHLMC, 2/1/27 ..............................    4,923,346          4,888,341
      7.57%, FHLMC, 8/1/20 ..............................    6,893,456          7,184,153
      6.44%, FHLMC, Series 1684, Class OA, LIBOR,
        3/15/24 .........................................    5,827,591          5,831,204
      5.49%, FMNA, Series 1992-196, Class FA, COFI,
        11/25/07 ........................................    2,331,612          2,196,844
      7.23%, FNMA, 11/1/17 ..............................    7,047,831          7,265,257
      7.63%, FNMA, 1/1/20 ...............................    1,346,998          1,411,641
      7.69%, FNMA, 2/1/22 ...............................    1,227,320          1,287,434
      6.93%, FNMA, 3/1/28 ...............................    5,357,629          5,439,279
      7.31%, FNMA, 10/1/25 ..............................    6,339,500          6,466,163
      5.99%, FNMA, Series 1994-12, Class FB, COFI,
        1/25/09 .........................................    5,010,300          4,941,959
      7.13%, GNMA, 7/20/22 ..............................    5,772,916          5,946,854
      7.38%, GNMA, 5/20/23 ..............................    7,534,956          7,754,901
      7.13%, GNMA, 9/20/23 ..............................    5,852,920          6,025,815
      7.38%, GNMA, 6/20/24 ..............................    7,042,298          7,243,215
      7.00%, GNMA, 8/20/25 ..............................    8,749,888          8,963,823
      7.00%, GNMA, 9/20/25 ..............................    8,854,122          9,071,225
      7.13%, GNMA, 8/20/21 ..............................    5,295,287          5,458,275
      6.88%, GNMA, 10/20/21 .............................    5,148,384          5,291,663
      6.88%, GNMA II, 11/20/25 ..........................    1,276,097          1,311,892
                                                                            -------------
                                                                              118,015,480
                                                                            -------------

    FIXED RATE (21.8%):
      5.50%, FHLMC, 4/1/03 ..............................    2,050,936          1,996,464
      5.50%, FHLMC, 4/1/03 ..............................    1,683,834          1,639,111
      5.50%, FHLMC, 4/1/03 ..............................    2,079,724          2,024,487
      5.50%, FHLMC, 4/1/03 ..............................    1,079,829          1,051,149
      5.50%, FHLMC, 4/1/03 ..............................    1,776,755          1,729,565
      6.00%, FHLMC, 6/1/04 ..............................    4,901,168          4,823,044
      6.00%, FHLMC, 6/1/03 ..............................    4,870,942          4,826,811
      6.50%, FNMA, 3/1/03 ...............................    4,257,436          4,264,078
      6.50%, FNMA, 3/1/03 ...............................    8,571,890          8,585,262
      7.00%, FNMA, 3/1/03 ...............................    3,476,963          3,520,425
      9.00%, GNMA, 5/15/16 ..............................      918,091            988,958
      10.00%, GNMA, 2/15/25 .............................    1,936,804          2,143,190
      9.00%, GNMA, 4/15/21 ..............................    2,426,346          2,631,833
                                                                            -------------
                                                                               40,224,377
                                                                            -------------

                                                            Principal          Market
Description of Security                                      Amount           Value (a)
---------------------------------------------------------  -----------      -------------

  U.S. GOVERNMENT SECURITIES (1.7%):
      7.75%, U.S. Treasury Note, 1/31/00 ................  $ 3,000,000      $   3,123,150
                                                                            -------------

        Total U.S. Government and Agency Securities
          (cost: $159,602,863)  .........................                     161,363,007
                                                                            -------------

PRIVATE MORTGAGE-BACKED SECURITIES (9.4%):
  FLOATING RATE (b) (9.4%):
      7.67%, Capstead Mortgage Securities Corporation,
        Series 1993-2H, Class A1, Treasury, 9/25/23 .....    8,638,228          8,827,055
      8.00%, Resolution Trust Corporation, Series 1991-8,
        Class A1, Treasury, 12/25/20 ....................    8,337,196          8,445,971
                                                                            -------------
                                                                               17,273,026
                                                                            -------------

        Total Private Mortgage-Backed Securities
          (cost: $17,304,511)  ..........................                      17,273,026
                                                                            -------------

SHORT-TERM SECURITIES (3.1%):
      Repurchase agreement with Goldman Sachs, acquired
        on 9/30/97, interest of $993, 6.15%, 10/1/97
        (cost: $5,814,000) ..............................    5,814,000(c)       5,814,000
                                                                            -------------

        Total Investments in Securities
          (cost: $182,721,374)(d)  ......................                   $ 184,450,033
                                                                            -------------
                                                                            -------------

NOTES TO INVESTMENTS IN SECURITIES:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(b)  PORTFOLIO ABBREVIATIONS AND DEFINITIONS:
         LIBOR - LONDON INTERBANK OFFERED RATE
         COFI (11TH DISTRICT) - COST OF FUNDS INDEX OF THE FEDERAL RESERVE'S
           11TH DISTRICT
         ADJUSTABLE OR FLOATING RATE - REPRESENTS SECURITIES THAT PAY INTEREST
           AT RATES THAT INCREASE (DECREASE) WITH AN INCREASE (DECREASE) IN THE SPECIFIED INDEX. INTEREST RATES DISCLOSED ARE IN EFFECT ON SEPTEMBER 30, 1997.
(c) REPURCHASE AGREEMENT IN A JOINT TRADING ACCOUNT WHICH IS COLLATERALIZED BY U.S. GOVERNMENT AGENCY SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS INTEREST DUE AT MATURITY OF THE REPURCHASE AGREEMENT.
(d) ON SEPTEMBER 30, 1997, THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL INCOME TAX PURPOSES WAS $182,721,581. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $  1,917,676
      GROSS UNREALIZED DEPRECIATION ......      (189,224)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $  1,728,452
                                            ------------
                                            ------------

--------------------------------------------------------------------------------

27                                     1997 Annual Report - Income Funds

             Independent Auditors' Report
--------------------------------------------------------------------------------

                      THE BOARD OF DIRECTORS AND SHAREHOLDERS
                      PIPER FUNDS INC.
                      PIPER FUNDS INC. II:

                      We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of Government Income Fund and Intermediate Bond Fund (funds within Piper Funds Inc.) and Adjustable Rate Mortgage Securities Fund (a fund within Piper Funds Inc.-II) as of September 30, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended September 30, 1997, for Government Income Fund and Intermediate Bond Fund and the year ended September 30, 1997, the month ended September 30, 1996, and the year ended August 31, 1996, for Adjustable Rate Mortgage Securities Fund, and the financial highlights presented in note 8 to the financial statements. These financial statements and the financial highlights are the responsibility of the funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

                      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased but not received, we request confirmations from brokers and, where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                      In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Government Income Fund, Intermediate Bond Fund and Adjustable Rate Mortgage Securities Fund as of September 30, 1997, and the results of their operations, the changes in their net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                      KPMG Peat Marwick LLP
                      Minneapolis, Minnesota
                      November 7, 1997

--------------------------------------------------------------------------------

28                                     1997 Annual Report - Income Funds

             Federal Income Tax Information
--------------------------------------------------------------------------------

                      The following per-share information describes the federal tax treatment of distibutions made during the fiscal year. Distributions for the calender year will be reported to you on Form 1099-DIV. Please consult a tax advisor on how to report these distributions at the state and local levels.

                      INCOME DISTRIBUTIONS (TAXABLE AS ORDINARY DIVIDENDS, NONE QUALIFYING FOR DEDUCTION BY CORPORATIONS)

                                                                          INTERMEDIATE
                                                  GOVERNMENT                BOND FUND                ADJUSTABLE RATE
                                                    INCOME        -----------------------------         MORTGAGE
PAYABLE DATE                                         FUND           CLASS A          CLASS Y         SECURITIES FUND
---------------------------------------------    ------------     ------------     ------------     -----------------
October 1, 1996 .............................        $0.0485          $ 0.0770         $     --              $0.0382
November 1, 1996 ............................         0.0492            0.0387               --               0.0398
December 2, 1996 ............................         0.0492            0.0387               --               0.0416
January 2, 1997 .............................         0.0496            0.0380               --               0.0393
February 3, 1997 ............................         0.0465            0.0353               --               0.0380
March 3, 1997 ...............................         0.0469            0.0350           0.0146               0.0399
April 1, 1997 ...............................         0.0465            0.0370           0.0393               0.0393
May 1, 1997 .................................         0.0457            0.0353           0.0365               0.0372
June 2, 1997 ................................         0.0465            0.0366           0.0412               0.0399
July 1, 1997 ................................         0.0469            0.0364           0.0378               0.0397
August 1, 1997 ..............................         0.0468            0.0354           0.0368               0.0395
September 2, 1997 ...........................         0.0466            0.0378           0.0393               0.0397
                                                 ------------     ------------     ------------     -----------------
  Total .....................................        $0.5689          $ 0.4812         $ 0.2455              $0.4721
                                                 ------------     ------------     ------------     -----------------
                                                 ------------     ------------     ------------     -----------------

--------------------------------------------------------------------------------

29                                     1997 Annual Report - Income Funds

                       THIS PAGE WAS INTENTIONALLY LEFT BLANK.



--------------------------------------------------------------------------------

                                           30  1997 Annual Report - Income Funds

AS A SHAREHOLDER IN PIPER FUNDS, YOU HAVE ACCESS TO A FULL RANGE OF SERVICES AND BENEFITS.

CHECK YOUR PROSPECTUS FOR DETAILS ABOUT SERVICES AND ANY LIMITATIONS THAT MIGHT APPLY TO YOUR FUND.


SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


Low Minimum Investments

You may become a shareholder in Piper Funds class A shares or class B shares with an initial investment of $250 or more. Class Y shares have a minimum initial investment of $1 million. Add to your existing investment with any amount, at any time.

Automatic Monthly Investment Programs

To purchase shares as part of a savings discipline, you may automatically transfer $100 or more each month to any Piper fund from your bank, savings and loan or other financial institution. Or, transfer $25 or more per month from any of the Piper money market funds.*

Receiving Dividends and Other Distributions

Dividend and capital gains distributions may be reinvested in additional shares of the fund you own, invested in shares of a different Piper fund offered in your state, or distributed in cash. Any reinvestments must be in the same class of shares.

Reducing the Class A Front-End Sales Charge

You may reduce, or even eliminate, the class A front-end sales charge if: your initial investment exceeds a specified amount, your investment combined with the value of your existing Piper Funds investments (or a related account's investments) exceeds a specified amount or if your investments combined during a 13-month period exceed a specified amount. See your prospectus for details.

Confirmation of Transactions

You receive a confirmation statement following every transaction, except in the money market funds. All transactions are reflected on your account statement.

Exchanging Shares

If your investment goals or your financial needs change, you may move from one Piper fund to the same class of another Piper fund, if the shares of that fund are legally available in your state. There is no fee to exchange shares.

Exchanges are generally made based on the net asset value per share of each fund at the time of the exchange. However, if your new fund has a higher sales charge, you must pay the difference.

Taking Systematic Withdrawals

If your account has a value of $5,000 or more, you may make automatic withdrawals from your account. You may withdraw $100 or more monthly, quarterly, or semiannually by authorizing the sale of the appropriate number of shares on a periodic basis.

Reinvesting After a Sale

If you sell class A shares, you may reinvest in class A shares of that fund or another Piper fund within 30 days without a sales charge. If you sell class B shares (or other shares subject to a CDSC) and elect to reinvest within 30 days, that charge will be credited to your account and the reinvested shares will continue to be subject to the CDSC.

Account Statements

Whenever you add to or withdraw from your account, you will receive a monthly statement from Piper Jaffray. Accounts with no activity receive a quarterly statement instead. Periodic dividend and capital gains distributions, if any, also appear on your statement.


* An investment in a Piper money market fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the fund will be able to maintain a stable net asset value of $1 per share.


--------------------------------------------------------------------------------

                                           31  1997 Annual Report - Income Funds

GLOSSARY OF TERMS***
--------------------------------------------------------------------------------

Benchmark

A benchmark is an established basis of comparison for an investment's performance. A benchmark may be an unmanaged market index or a group of similar investments.

Discount

Securities that trade below par because their coupon rates are lower than current market coupon rates.

Dollar-roll program

The dollar-roll program allows a fund to generate fee income by committing to pay for securities in the future at today's prices. Participation in the dollar-roll program increases the cost of assets exposed to market and interest rate risk, and therefore may, to the extent the fund remains fully invested, increase a fund's net asset value volatility.

Duration (See Effective duration)

Effective duration

Effective duration estimates how much the value of a security is expected to change with a given change in interest rates. Longer effective durations indicate more sensitivity to changes in interest rates. For example, if interest rates were to increase by 1%, the market value of a bond with an effective duration of five years would decrease by about 5%, with all other factors being constant. It is important to remember that effective duration is based on certain assumptions and has several limitations. It is most effective as a measure when interest rate changes are small, rapid and occur equally across all the different points of the yield curve. In addition, effective duration is difficult to calculate precisely for bonds with prepayment options, such as mortgage-backed securities.

If a fund has an aggressive effective duration, it means its managers have set a longer duration posture in comparison to the fund's benchmark. A fund with a long effective duration is more sensitive to changing interest rates.

If a fund has a defensive effective duration, it means its managers have set a shorter duration posture in comparison to the fund's benchmark, to make the fund less sensitive to changing interest rates.

If a fund has a neutral effective duration, the duration is approximately the same as its benchmark.

Overweighted or overweighting

In portfolio management, overweighting means a fund's portfolio contains a higher percentage of a certain sector than its benchmark.

Seasoned

For mortgage-backed securities, a seasoned premium security is a relatively high coupon security trading at a premium, in which the underlying mortgages have already gone through a refinancing cycle, making the security less likely to prepay principal at an accelerated rate if market conditions exist to make refinancing attractive.


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.


--------------------------------------------------------------------------------

                                           32  1997 Annual Report - Income Funds

DIRECTORS
--------------------------------------------------------------------------------
DAVID T. BENNETT, Chairman, Highland Homes, Inc., USL Products, Inc., Kiefer Built, Inc., of Counsel, Gray, Plant, Mooty, Mooty & Bennett, P.A.

JAYE F. DYER, President, Dyer Management Company

WILLIAM H. ELLIS, Retired President, Piper Jaffray Companies Inc., Piper Capital Management Incorporated

KAROL D. EMMERICH, President, The Paraclete Group

LUELLA G. GOLDBERG, Director, TCF Financial, ReliaStar Financial Corp., Hormel Foods Corp.

DAVID A. HUGHEY, Retired Executive Vice President and Chief Administrative Officer of Dean Witter InterCapital Inc. and Dean Witter Trust Co.

GEORGE LATIMER, Chief Executive Officer, National Equity Funds


OFFICERS
--------------------------------------------------------------------------------
WILLIAM H. ELLIS, Chairman of the Board

PAUL A. DOW, President

ROBERT H. NELSON, Vice President and Treasurer

SUSAN SHARP MILEY, Secretary


INVESTMENT ADVISOR
--------------------------------------------------------------------------------
PIPER CAPITAL MANAGEMENT INCORPORATED
222 South Ninth Street, Minneapolis, MN  55402-3804


TRANSFER AND DIVIDEND DISBURSING AGENTS
--------------------------------------------------------------------------------
INVESTORS FIDUCIARY TRUST COMPANY
1004 Baltimore, Kansas City, MO  64105-1614

PIPER JAFFRAY INC.
222 South Ninth Street, Minneapolis, MN 55402-3804

PIPER TRUST COMPANY
222 South Ninth Street, Minneapolis, MN 55402-3804


CUSTODIAN AND ACCOUNTING AGENT
--------------------------------------------------------------------------------
INVESTORS FIDUCIARY TRUST COMPANY
801 Pennsylvania, Kansas City, MO 64105-1307


INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
KPMG PEAT MARWICK LLP
4200 Norwest Center, Minneapolis, MN  55402


LEGAL COUNSEL
--------------------------------------------------------------------------------
DORSEY & WHITNEY LLP
220 South Sixth Street, Minneapolis, MN  55402



FOR MORE INFORMATION


By Phone [GRAPHIC]

800 866-7778


FOR GENERAL INFORMATION

press 5, our Mutual Fund Services representatives are ready to answer your questions.


TO ORDER LITERATURE

press 5, ask a service representative to mail you additional literature, including a Quarterly Update. You can also request to be put on a mailing list to receive this information automatically each quarter.


By Mail [GRAPHIC]

Piper Capital Management
Attn: Mutual Fund Services
222 South Ninth Street
Minneapolis, MN 55402-3804


In an effort to reduce costs to our shareholders, we have implemented a process to reduce duplicate mailings of the funds' shareholder reports. This householding process should allow us to mail one report to each address where one or more registered shareholders with the same last name reside. If you would like to have additional reports mailed to your address, please call our Mutual Fund Services area at 800 866-7778, or mail a request to us.


On-Line  [GRAPHIC]

http://www.piperjaffray.com/

INCOME FUNDS


INTERNATIONAL GROWTH FUNDS
--------------------------------------------------------------------------------
Emerging Markets Growth Fund
Pacific-European Growth Fund

U.S. GROWTH FUNDS
--------------------------------------------------------------------------------
Small Company Growth Fund
Emerging Growth Fund
Growth Fund

GROWTH AND INCOME FUNDS
--------------------------------------------------------------------------------
Growth and Income Fund
Balanced Fund

INCOME FUNDS
--------------------------------------------------------------------------------
Government Income Fund
Intermediate Bond Fund
Adjustable Rate Mortgage Securities Fund

TAX-EXEMPT INCOME FUNDS
--------------------------------------------------------------------------------
National Tax-Exempt Fund
Minnesota Tax-Exempt Fund

CASH MANAGEMENT FUNDS*
--------------------------------------------------------------------------------
Money Market Fund
U.S. Government Money Market Fund
Tax-Exempt Money Market Fund
Institutional Money Market Fund


Many traditional investment strategies rely on the steady, dependable investment income generated by debt obligations of corporations and government entities.


Piper Funds provide you with the flexibility to help you pursue your financial goals. Among our funds, we offer a spectrum of investment objectives and convenient shareholder services to meet the varied needs of today's investors.

Contact your Piper Jaffray Investment Executive for more information, including prospectuses, about the Piper Funds or call Mutual Fund Services at 800 866-7778. Please read the prospectuses carefully before investing or sending money.

*An investment in a Piper money market fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that the fund will be able to maintain a stable net asset value of $1 per share.


PIPER JAFFRAY INC., FUND DISTRIBUTOR AND NASD MEMBER.

#10400    11/1997    267-97


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222 South Ninth Street                                           Permit No. 3008
Minneapolis, MN 55402-3804                                          Mpls., MN
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